    As filed with the Securities and Exchange Commission on April 29, 2002
                                                  Registration No. 333-11137
                                                              811-1930

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    Form N-3


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]


                          PRE-EFFECTIVE AMENDMENT NO.                        [_]


                         POST-EFFECTIVE AMENDMENT NO. 9                      [X]


                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]

                                AMENDMENT NO. 37                             [X]


                      NEW ENGLAND VARIABLE ANNUITY FUND I
                           (Exact name of registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                          (Name of insurance company)

                  One Madison Avenue, New York, New York 10010
          (Address of insurance company's principal executive offices)

              Insurance Company's Telephone Number: (212) 578-5364

    Name and Address of Agent for                       Copy to:
              Service:

                                                   John M. Loder, Esq.
        Gary A. Beller, Esq.                          Ropes & Gray
Senior Vice-President and General Counsel       One International Place
 Metropolitan Life Insurance Company       Boston, Massachusetts 02110-2624
         1 Madison Avenue
      New York, New York 10010

  It is proposed that this filing will become effective (check appropriate box):

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 2002 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2) of rule 485.

  Title of Securities Being Registered: Individual Variable Annuity
  Contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PROSPECTUS
                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             Individual Variable Annuity Contracts
                             ---------------------------------------------------
                             Issued by
                             Metropolitan Life Insurance Company
                             One Madison Avenue, New York, New York 10010

                             Designated Office:
                             Annuity Administrative Office
                             P.O. Box 14594
                             Des Moines, IA 50306-3594

                                  MAY 1, 2002


   This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The investment objective of the Fund is to seek to equal the performance of the Standard & Poor's 500 Composite Stock Price Index before expenses. The Fund intends to achieve its investment objective by investing exclusively in shares of the MetLife Stock Index Portfolio (the "Portfolio") and its investment experience will correspond directly with the investment experience of the Portfolio.


   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

   We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.


   Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. Please also read the prospectus of the Portfolio, which is attached to the back of this prospectus. You can obtain a Statement of Additional Information ("SAI") dated May 1, 2002. The SAI, which contains additional information about the Fund, is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 23 of this prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116, 1-800-435-4117.


   New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

   Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

   Fund: a separate investment account of the Company through which amounts attributable to the variable annuity contracts are aggregated and invested.

   Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who becomes entitled to death proceeds, or (3) you, on surrender or partial surrender of the contract.

   Contractholder: the person or entity with legal rights of ownership in the contract ("you").

   Deferred Contract: a variable annuity contract in which annuity payments begin on a selected future maturity date.

   Immediate Contract: a variable annuity contract in which annuity payments begin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

   Purchase Payments:  amounts paid to us to purchase a variable annuity.

   After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

   Net Purchase Payments: the balance of purchase payments remaining after deducting (1) any applicable state premium taxes and (2) sales and administrative expenses.

   Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

   Annuity Period: the period beginning when amounts accumulated under a deferred annuity contract are applied under a payment option. An immediate annuity contract is always in the annuity period.

   Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

   Annuity Unit: an accounting device used to calculate the dollar amount of annuity payments.

   Maturity Date:  the date on which annuity payments are scheduled to begin.


   Designated Office: Our Designated Office for requests and elections, and communications regarding death of the Annuitant or Contractholder is Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, (800) 435-4117. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL 60675-5099.

--------------------------------------------------------------------------------
                                  HIGHLIGHTS
--------------------------------------------------------------------------------

   VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

   For any tax qualified account, e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

   The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets.

   THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, we are responsible for all of New England Mutual's liabilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax consequences on you or other contractholders.

   THE FUND'S STRUCTURE -- Effective May 1, 2002, the Fund's investment advisory agreement with Capital Growth Management Limited Partnership ("CGM") terminated and the Fund became a feeder fund that invests all of its assets in the Portfolio. The Fund no longer pays management fees to an investment adviser, but bears the expenses of the Portfolio in proportion to the Fund's assets invested in the Portfolio. The Portfolio pays a management fee equal to an annual rate of .25% of the Portfolio's daily net assets. (See "Management and Deductions.")

   PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make purchase payments. In certain states, a premium tax charge may be deducted from the purchase payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and administrative expenses from each after-tax purchase payment. Such expenses may aggregate up to 9% of the after-tax purchase payment for flexible payment deferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

   OTHER DEDUCTIONS -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and ..6935% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

   SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------

   The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                                                      FLEXIBLE PURCHASE      SINGLE PURCHASE
                                                                      PAYMENT CONTRACTS     PAYMENT CONTRACTS
                                                                      -----------------   ---------------------
Sales Load Imposed on Purchases (as a percentage of purchase payments
  after deduction of any applicable premium tax)(2)..................         6.0%        6.00% of first $5,000
                                                                                          3.75% of next $95,000
                                                                                          1.75% of excess
Administrative Charge Imposed on Purchases (as a percentage of each purchase payment after deduction of any applicable premium tax)....  3.00% of first $46 2.00% of first $5,000
                                                                        2.00% of excess   0.25% of excess

ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)(3)

                Management Fee(4)........................ 0.25%
                Expense Risk Fee......................... 0.11%
                Mortality Risk Fee(5).................... 0.84%
                Other Expenses(6)........................ 0.10%
                                                          ----
                   TOTAL ANNUAL OPERATING EXPENSES(7)(8). 1.30%

EXAMPLE (9)

   There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                         ------ ------- ------- --------
  For a flexible purchase payment deferred contract:      $93    $118    $146     $224
  For a single purchase payment deferred contract(10):    $92    $118    $145     $224

--------
   NOTES:
 (1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")
 (2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from purchase payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
 (3) We have rounded the percentages shown in the Annual Expenses portion of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
 (4) Reflects the management fee of the Portfolio. Prior to the Fund's change in structure on May 1, 2002 to a feeder fund that invests all of its assets in the Portfolio, the Fund paid a management fee of .31%.
 (5) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
 (6) Reflects the sum of the other expenses of the Fund and the Portfolio incurred during the year ended December 31, 2001.
 (7) The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.
 (8) The annual operating expenses shown reflect the expenses of both the Fund and the Portfolio in which the Fund invests its assets. (See "Management and Deductions.") The expense information in the table has been restated to reflect the current fees of the Fund under its master-feeder fund structure.
 (9) You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, we have rounded all expense amounts to the nearest dollar.
(10) The minimum purchase payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                      PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

   (The 1997, 1998, 1999, 2000 and 2001 information in this table comes from financial statements audited by Deloitte & Touche LLP, independent accountants, whose report accompanies the financial statements of the Fund.)



                                                                        YEAR ENDED DECEMBER 31
                                         -----------------------------------------------------------------------------------
                                          2001     2000     1999    1998    1997     1996    1995    1994     1993    1992
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------
Income and expenses:

  Total investment income............... $   .33  $   .76  $   .60 $   .50 $   .29  $   .28 $   .24 $   .29  $   .16 $   .25

  Operating expenses....................     .44      .49      .44     .38     .32      .24     .19     .16      .15     .14
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net investment income (loss).......... $  (.11) $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Capital changes:

  Net investment income (loss)..........    (.11) $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11

  Net realized and unrealized gains
   (losses) on investments..............   (6.03)   (1.25)    5.54    7.91    4.50     3.52    4.57   (1.08)    1.26    (.37)
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net increase (decrease) in
   accumulation unit value..............   (6.14)    (.98)    5.70    8.03    4.47     3.56    4.62    (.95)    1.27    (.26)

Accumulation unit value at
 beginning of period....................   37.30    38.28    32.58   24.55   20.08    16.52   11.90   12.85    11.58   11.84
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Accumulation unit value at end of period $ 31.16   $37.30   $38.28  $32.58  $24.55   $20.08  $16.52 $ 11.90  $ 12.85 $ 11.58
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Ratio of operating expenses to
 average net assets (%).................    1.37     1.31     1.30    1.34    1.35     1.34    1.35    1.26     1.26    1.25

Ratio of net investment income (loss) to
 average net assets (%).................    (.34)     .74      .48     .44    (.09)     .22     .34    1.06      .11     .98

Portfolio turnover (%)..................  244.43   267.45   204.32  195.15  209.18   196.25  228.26  139.43   154.15  171.55

Number of accumulation units
 outstanding at end of period
 (in thousands).........................   1,317    1,514    1,805   2,220   2,694    3,013   3,399   4,038    4,411   5,104



--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The financial statements of the Fund, the Portfolio and our financial statements are included in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
--------------------------------------------------------------------------------

   The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 2001. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 2001 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 2001.

                          AVERAGE ANNUAL TOTAL RETURN


                    Period Ending December 31, 2001
                        1 Year..................... -23.18%
                        5 Years....................   7.37%
                       10 Years....................   9.25%


   Effective May 1, 2002, the Fund terminated its investment advisory agreement with CGM and became a feeder fund that invests all of its assets in the Portfolio. The performance information shown above reflects the management of CGM before the change in the Fund's structure.

   The Fund's Annual and Semi-Annual Reports also illustrate historical investment performance by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents the increase in contract value that would occur if you did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 20, 15, 10, 5, and 1 year periods ending with the date of the Report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

--------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
--------------------------------------------------------------------------------


  We are a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were organized in 1868 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately nine million individual households in the U.S. and companies and institutions with 33 million employees and members. They also have international insurance operations in 13 countries.


  The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we acquired the Fund and assumed the liabilities and obligations under the contracts.


  New England Life Insurance Company, which was a subsidiary of New England Mutual and became a subsidiary of us as a result of the merger, provides administrative services for the contracts and the Fund. These administrative services include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594 is our designated office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as further described below. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL, 60675-5099.


  New England Mutual established the Fund in 1969 as a separate investment account under Massachusetts law. The Fund is currently a separate investment account of ours, subject to New York law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

  The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business that we may conduct. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

  The Fund is managed by its Board of Managers, which is elected by you and the other Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

  The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act. In each case, approval by a majority vote of the Contractholders is needed, as well as any necessary approval of the SEC.

--------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

  You may make one or more Purchase Payments to the Company. If you have a deferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A.  HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

  The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B.  ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

  Accumulation Unit Values are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period. Accumulation Unit Values and Annuity Unit Values are determined after the close of the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the New York Stock Exchange on that day. To determine a Net Investment Factor, the Fund takes into account (1) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses during such period, and (2) deductions for any taxes paid or reserved due to the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make different deductions for mortality risk assumptions for each type of contract.

  The Fund's assets are expected to consist primarily of shares of the Portfolio. The Fund will value its shares of the Portfolio based on the net asset value per share determined daily by the Portfolio. Any other assets held by the Fund are valued at fair value as determined in good faith by the Board of Managers.

C.  ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

  During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

  The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

  While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for surrender must be in writing. We must receive your request at our Designated Office prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not required to permit a partial surrender or withdrawal that would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the contracts. (See "Federal Income Tax Status.")

  When we receive a request for surrender, we will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

  Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

  The Fund may suspend the right of surrender or redemption and may postpone payment when:

 . the exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the exchange is restricted,

 . an emergency makes it impracticable for the Fund to dispose of its securities or to determine the value of its net assets fairly, or

 . permitted by the SEC for the protection of investors.

  No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

  If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limitations or restrictions on surrender for cash or other forms of early settlement. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

  If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death proceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (whichever is later). (See restrictions on payment options imposed by Section 72(s) of the Internal Revenue Code of 1986, as amended ("the Code"), discussed below.)

  Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Available"), depending upon the election made by you during your life (or if applicable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any applicable requirements of Federal tax law. If you have not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an election could affect when you are deemed to have received the contract's death proceeds under the tax laws.


  In general, Section 72(s) of the Code requires that, in order to qualify as annuities under Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your contract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annuitant for tax-benefited retirement plans. (See discussion under heading "Distributions from the Contract" on page 19 of this prospectus.)


  Deferred contracts subject to the law of Texas issued before May 1, 1978 contain a special death benefit provision. Please refer to such contracts for a description of this provision.

D.  ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

  The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

  If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

  A. DEFERRED CONTRACTS

  When you apply for a deferred contract, ordinarily you select (1) a retirement date (Maturity Date) on which we will begin to make annuity payments and (2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

  B. IMMEDIATE CONTRACTS

  Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The purchaser of an immediate contract may, at any time before the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

  In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, benefits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

  Except as described below, the contracts use sex-neutral annuity rates if annuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

  For contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

  When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

  A. FIXED PAYMENT OPTIONS

  Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

  When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calculate the first payment received under a payout option.

  B. VARIABLE PAYMENT OPTIONS

  When a variable payment option is elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at the annuity purchase rates that we currently are using for immediate contracts, or at the annuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is applied at our current variable annuity purchase rates.

  As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, depending upon the investment performance of the Fund.

  We determine the amount of the basic payment level by applying the appropriate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expec-tancy, and thus the period of anticipated income payments, will be shorter. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflec-ting the longer life expectancy of females. If you have selected a payment option that provides for a refund at death of the Payee or that guarantees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

  If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or decrease. If the net investment performance of the Fund is the same as the assumed interest rate, the monthly payments will remain level. If the net investment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment performance is less than the assumed interest rate, the payments will decrease.

  Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regulation, then we will select a lower rate. Subject to our consent, and if permitted under applicable state law, you may elect a different annual assumed interest rate, up to 5%.

  Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contingency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

  A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

  The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

  B. SINGLE LIFE ANNUITY

  This option and the Joint Life Annuity option (see below) involve life contingencies, since they provide that payments will be made during the continuation of one or more lives.

    i. With No Period Certain

    We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With Period Certain

    This form of Single Life Annuity option is similar to the form described under i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficiary. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

  C. JOINT LIFE ANNUITY

    i. With No Period Certain

    We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With 120 Months Certain

    This form of Joint Life Annuity option is similar to the form described under i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

    This form of Joint Life Annuity option is similar to the form described under i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE

  OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  D. OTHER METHODS OF PAYMENT

  In addition to the annuity payment options described above, you may select other methods of payment if we agree to the method selected.

5. General Limitations on Options

  In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

  After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law requirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

  Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarterly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E.  OWNERSHIP RIGHTS UNDER THE CONTRACT

  During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)

 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to a non-spousal beneficiary may require spousal consent (both defined below under "Retirement Plans Offering Federal Tax Benefits").

  Qualified Plans and certain TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and are subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be considered carefully.

  Contracts that are used with Qualified Plans contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contemplating a sale, assignment or pledge of the contract, you should carefully review the contract's provisions and consult a qualified tax adviser.

  If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

A.  OBJECTIVE AND POLICIES


The investment objective of the Fund is to seek to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") before expenses.



  The Fund pursues its investment objective by investing all of its assets, except for amounts held in cash to make payments, in shares of the Portfolio, a series of Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the 1940 Act. The investment objective of the Portfolio is to equal the performance of the S&P 500 Index. The Portfolio normally invests most of its assets in common stocks included in the S&P 500 Index, which are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the index for diversification purposes. The Portfolio is managed by purchasing the common stock of all the companies in the S&P 500 Index.


  In addition to common stock included in the S&P 500 Index, the Portfolio also invests, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the S&P 500 Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the sub-investment manager generally will rebalance the Portfolio only if it deviates from the S&P 500 Index by a certain percent, depending on the company or industry, as applicable. The tracking performance of the Portfolio will be monitored through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolio will attempt to target a correlation coefficient of at least .95.


  Equity securities are subject to price declines as well as advances, and the prices of such securities can decline when the cost of living is rising. Transaction costs, other Fund and Portfolio expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the return of the Portfolio, and thus the Fund, being lower than the return of the S&P 500 Index. In addition, unlike many actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies and investors bear the risks of adverse market conditions. Many larger companies may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.


  "Standard & Poor's", "S&P", "S&P 500", Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio or the Fund.


  In addition to the Fund, shares in the Portfolio may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Portfolio may conflict. The Board of Directors of the Portfolio will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict. The expenses and returns of these variable life insurance policies, variable benefit options and variable annuity contracts may differ from those of the Fund.



  The Fund's portfolio turnover rate was approximately 267% in 2000 and 244% in 2001, when the Fund was actively managed by CGM. The portfolio turnover rate of the Portfolio was 7% in 2000 and 5% in 2001. Although the portfolio turnover rate of the Fund may be high for the year 2002 as a result of the change in the Fund's investment strategies, it is expected that the portfolio turnover rate of the Fund will decrease after the Fund is invested in shares of the Portfolio. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.


  The Fund may change its investment objective and these investment policies without your approval.

  If the investment policies of the Fund and the Portfolio become inconsistent, the Fund's Board of Managers may decide what actions to take. Actions the Board of Managers may recommend include withdrawal of the Fund's assets from the Portfolio.

  There are risks inherent in the ownership of any security. There is no assurance that the Fund will achieve its investment objective. Because the Fund invests its assets in another investment company rather than in a portfolio of securities, the Fund's risks will correspond with the risks of the Portfolio.

  For a more complete description of the investment objective, policies and risks of the Portfolio, please review the attached prospectus of the Portfolio.

B.  RESTRICTIONS

  The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Please refer to the Statement of Additional Information for a description of other investment restrictions. Some of those restrictions are fundamental policies that may not be changed without Contractholder approval, while others may be changed by the Board of Managers without Contractholder approval.

  The Fund will not:

   1. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Fund (as of the time of investment) would be invested in any one industry except to the extent permitted by applicable law, regulation or order; or

   2. Borrow money, except to the extent permitted by applicable law, regulation or order.


  In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. If there is a conflict between the restrictions listed above and the regulations under
Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," on page 20 of this prospectus.)


  Please review the attached prospectus of the Portfolio for a description of the investment restrictions of the Portfolio.

--------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
--------------------------------------------------------------------------------

A.  DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND
               PREMIUM TAXES

  New England Securities is the principal underwriter for the Fund under a distribution agreement among the Fund, New England Securities and us. We retain the deductions for sales expenses described below, except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

  Under the terms of an administrative agreement between the Fund and us, we furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. We do not bear expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, we retain the deduction for administrative expenses described below.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Values, Annuity Unit Values and Net Investment Factors"): (1) any taxes paid or reserved for the income and realized and unrealized capital gains on assets of the Fund, (2) fees for mortality and expense risks assumed and for investment advisory services, if any, (3) brokerage commissions and taxes, if any, for the purchase or sale of the Fund's portfolio securities, and (4) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and currently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maximum premium tax currently deducted is 3.5%. In the future, we may deduct premium taxes if re-quired by state insurance tax law, or the applicable premium tax rates may change.

  Surrender of a contract may result in a credit against our premium tax liability in some states. If this happens, your surrender proceeds will be increased accordingly.

  Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

  Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the de duction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

  Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:

   Deductions Applicable to Flexible Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase           Deduction for                 Deduction
          Payment               Sales Expenses        for Administrative Expenses      Total Deduction

        First $46                    6.0%                        3.0%                       9.0%
         Balance                     6.0%                        2.0%                       8.0%

Deductions Applicable to Single Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase           Deduction for                 Deduction
          Payment               Sales Expenses        for Administrative Expenses      Total Deduction
      First $5,000                   6.00%                       2.00%                      8.0%
      Next $95,000                   3.75%                       0.25%                      4.0%
         Balance                     1.75%                       0.25%                      2.0%

  Under contracts sold to the following persons, purchase payments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:

 . certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

B.  DEDUCTIONS FROM FUND ASSETS

1.  Management and Deductions

  Effective May 1, 2002, the Fund's investment advisory agreement with CGM terminated. As the Fund became a feeder fund that invests all of its assets in the Portfolio, the Fund no longer engages an investment adviser. The investment of the assets of the Fund in shares of the Portfolio is supervised by the Fund's Board of Managers.

  MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116, serves as the investment adviser to all of the series of the Metropolitan Series Fund, Inc., including the Portfolio. An indirect wholly-owned subsidiary of the Company owns all of the voting securities of MetLife Advisers. MetLife Advisers has contracted with the Company to serve as the sub-investment manager to the Portfolio. The Company manages its own investment assets and those of certain affiliated companies and other entities. As of December 31, 2001, the Company had approximately $248 million in assets under management.


  The Fund will bear a portion of the investment advisory fee of MetLife Advisers through its investment in the Portfolio. The Portfolio pays MetLife Advisers a fee at the annual rate of .25% of the average daily net assets of the Portfolio.

  The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.

2.  Mortality and Expense Risks and Deductions

  We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

  The "expense risk" is the risk that the deductions for sales and administrative expenses, and the deductions for investment advisory services, may be insufficient to cover the actual cost of such items.

  The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

  Under the "life annuity mortality risk," we agree to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

  Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

  For assuming these risks, we make the following daily deductions from the Fund's net assets:

  (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of ..8395% for mortality risk assumptions and .1095% for expense risk assumptions).

  (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of ..5840% for mortality risk assumptions and .1095% for expense risk assumptions).

  The percentage of these deductions will not increase over the life of your contract.

C.  TOTAL EXPENSES

  For the year ended December 31, 2001, when the Fund was actively managed by CGM, the Fund's total operating expenses equalled 1.30% of its average net assets. The Fund's operating expenses under the master-feeder fund structure effective May 1, 2002 are set out in the Expense Table on page 4.

--------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
--------------------------------------------------------------------------------

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:

1. Plans qualified under Section 401(a), 401(k) plans also qualified under 401(a) or 403(a) of the Code ("Qualified Plans");

2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

3. Individual retirement accounts or annuities adopted by or on behalf of individuals pursuant to Section 408(a) (both of which may be referred to as "Traditional IRAs"), or pursuant to Section 408A of the Code ("Roth IRAs") including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under Retirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited retirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.

  In the case of many TSA Plans under Section 403(b)(1) of the Code, and in the case of Traditional IRAs purchased under Section 408(b) of the Code, the contracts comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
--------------------------------------------------------------------------------

This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A.  TAX STATUS OF THE COMPANY AND THE FUND

  We are taxed as a life insurance company under the Code. The Fund and its operations are part of our total operations and are not taxed separately. Under current law, no taxes are payable on the investment income and capital gains of the Fund. Such income and gains are retained in the Fund and will not be taxable until the Annuitant or the Annuitant's beneficiary receives annuity payments or other distributions.

  If the law changes so that the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that we may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B.  TAXATION OF THE CONTRACTS

  The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

  Under Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

  Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the documents that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the contracts as investments under ERISA.

  A. PLAN CONTRIBUTION LIMITATIONS

    i. Qualified Plans, SEPs, SARSEPs and Governmental Plans

    The law may limit the amount of money contributed to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to contributions to Qualified Plans, SEPs and SARSEPs are tax deductible to the employer. Contributions to all of these programs are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not taxed until payments from the contract are made to the Annuitant or his/her beneficiaries.

   ii. TSA Plans

    Purchase Payments attributable to contributions to TSA Plans are not included in the Annuitant's income to the extent such Purchase Payments do not exceed $11,000 for 2002, with this limit increasing in $1,000 increments in years thereafter so that the limit is $15,000 by the year 2006. For more information, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations, which will assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any Purchase Payments attributable to permissible contributions under Code
  Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.

  iii. IRAs

    The maximum tax deductible Purchase Payment that may be contributed each year to a Traditional IRA is the lesser of $3,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal Traditional IRA is available if the taxpayer and spouse file a joint return, and the spouse is below age 70 1/2. The maximum deductible contribution to a spousal Traditional IRA is the lesser of $3,000, or the aggregate compensation of the taxpayer and spouse reduced by any contributions made to a Traditional IRA for the taxpayer for the year. The $3,000 contribution limit referenced above increases to $4,000 for 2005 through 2007 and increases again to $5,000 for 2008 and thereafter. If covered under an employer retirement plan, taxpayers are permitted to make deductible purchase payments; however, for 2002 the deductions are phased out and eventually eliminated, on a pro rata basis, for taxpayers with an adjusted gross income between $31,000 and $44,000 for an individual, between $51,000 and $64,000 for the covered spouse of a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A spouse who is not covered by an employer retirement plan may deduct his or her Traditional IRA contribution even if the taxpayer is covered by an employer retirement plan as long as the taxpayer's and spouse's joint income does not exceed $150,000 for the year. A taxpayer may also make nondeductible Purchase Payments to a Traditional IRA or a Roth IRA. However, the total of deductible and nondeductible Purchase Pay ments may not exceed the maximum limit described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.

   iv. Section 457 Plans

    Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount up to $11,000 for 2002, with this limit increasing in $1,000 increments so that the limit is $15,000 by the year 2006. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or local government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity contract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.

  B. DISTRIBUTIONS FROM THE CONTRACT

  Mandatory Withholding on Certain Distributions

  Many distributions called "eligible rollover distributions" from Qualified Plans, Governmental Plans and from many TSA Plans are subject to automatic Federal income tax withholding of 20%. State and local income tax withholding may also apply. You can avoid Federal income tax withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or Traditional IRA. After December 31, 2001, hardship withdrawals from TSA and Qualified Plans are no longer treated as "eligible rollover distributions."

    i. Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

    Payments made from the contracts held under a Qualified Plan, TSA Plan, Traditional IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code usually as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be included in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals; (2) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (4) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Also, with respect to the exception for distributions provided in the form of a life annuity (or joint life annuity), this exception applies to Qualified Plans only if the payments begin after the employee has a separation from service.

    If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficiary. If the Annuitant's spouse is the beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death. Death proceeds distributed in a lump sum are taxed in the same manner as a full surrender of the contract value, as described above.

    With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be distributed prior to the account holder attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.

    Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or, in the case of plans other than Traditional IRAs, SEPs or SARSEPs, in the year in which the Annuitant retires, if later. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. Roth IRAs are not subject to the minimum distribution requirements described above.

   ii. Section 457 Plans

    When the Annuitant receives a distribution under a contract held under a
  Section 457 Plan, such amount is taxed as ordinary income in the year received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency). In addition, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.

    Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined in accordance with IRS regulations. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, Traditional IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

  For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.

  Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes and income allocable to the contracts would be taxable currently to holders of such contracts. As a result, an annuity contractholder who is not a natural person must include in income any increase during the taxable year in the accumulated value over the investment in the contract.

  Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.

  Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any increases in the value of the contract resulting from earnings or gains of the Fund.

  The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

  In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.

3. Tax Withholding

  The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

  All Contractholders have the right to vote at any meeting of Contractholders, and the number of votes each Contractholder may cast is determined by reference to the record date, which is chosen by the Board of Managers and which must be within 90 days before the date of the meeting. Each Contractholder may cast (1) on a contract in the Accumulation Period, a number of votes equal to the num-ber of Accumulation Units credited to the contract and (2), on a contract in the Annuity Period, a number of votes equal to (a) the amount of assets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (b) the value of an Accumulation Unit. The number of votes attributable to a contract during the Annuity Period will tend to decrease over time.

  If the Fund, as a Portfolio investor, is requested to vote with respect to the Portfolio, the Fund will solicit voting instructions from Contractholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Contractholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting in structions. There can be no assurance that any matter receiving a majority of votes cast by Contractholders will receive a majority of votes cast by all investors in the Portfolio.

   NEITHER THE FUND NOR THE COMPANY SHALL BE UNDER A DUTY TO INQUIRE AS TO (1) THE RECEIPT BY A CONTRACT-HOLDER OF INSTRUCTIONS FROM PERSONS, IF ANY, WHO MAY HAVE THE RIGHT TO INSTRUCT THE CONTRACTHOLDER WITH RESPECT TO VOTES ATTRIBUTABLE TO THE CONTRACTHOLDER'S CON TRACT, (2) THE VALIDITY OR EFFECT OF ANY VOTING INSTRUCTIONS RECEIVED BY A CONTRACTHOLDER OR (3) THE AUTHORITY OF THE CONTRACTHOLDER TO CAST VOTES. Except as the Fund or the Company has actual knowledge to the contrary, the votes cast by the Contractholders shall be valid and effective as they affect the Fund, the Company and any others having voting rights with respect to the Fund.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         PAGE
                                                                         ----
   SPECIAL TERMS USED IN THIS PROSPECTUS................................   2

   HIGHLIGHTS...........................................................   3

   EXPENSE TABLE........................................................   4

   PER UNIT INCOME AND CAPITAL CHANGES..................................   5

   FINANCIAL STATEMENTS.................................................   5

   FUND PERFORMANCE.....................................................   6

   DESCRIPTION OF THE COMPANY AND THE FUND..............................   7

   THE VARIABLE ANNUITY CONTRACTS.......................................   7
   A. How Contract Purchase Payments May be Made........................   7
   B. Accumulation Unit Values, Annuity Unit Values and Net Investment
      Factors...........................................................   7
   C. Accumulation Period (Deferred Contracts)..........................   8
     1. How Accumulation Units are Calculated...........................   8
     2. Contract Value..................................................   8
     3. Surrender (Redemption) Proceeds.................................   8
     4. Death Proceeds..................................................   9
   D. Annuity Period (Deferred and Immediate Contracts).................   9
     1. Choice of Retirement Date and Annuity Payment Option............   9
     2. Sex-Neutral Contracts...........................................  10
     3. Fixed and Variable Payment Options..............................  10
     4. Annuity Payment Options Available...............................  11
     5. General Limitations on Options..................................  12

                                                                         PAGE
                                                                         ----
   E. Ownership Rights Under the Contract...............................  12

   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......................  13
   A. Objective and Policies............................................  13
   B. Restrictions......................................................  14

   DEDUCTIONS AND EXPENSES..............................................  14
   A. Deductions from Purchase Payments for Sales and Administrative
      Services and Premium Taxes........................................  14
   B. Deductions from Fund Assets.......................................  15
     1. Management and Deductions.......................................  15
     2. Mortality and Expense Risks and Deductions......................  16
   C. Total Expenses....................................................  16

   RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS.......................  16
   FEDERAL INCOME TAX STATUS............................................  17
   A. Tax Status of the Company and the Fund............................  17
   B. Taxation of the Contracts.........................................  17
     1. Special Rules for Annuities Purchased for Annuitants Under Tax
        Qualified Retirement Plans......................................  17
     2. Special Rules for Annuities Used by Individuals or With Plans
        and Trusts Not Qualifying Under the Code for Tax-Benefited
        Treatment.......................................................  20
     3. Tax Withholding.................................................  20

   VOTING RIGHTS........................................................  20

   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS................  23

                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                         TABLE OF CONTENTS

                  ------------------------------------------



                                                                        PAGE
                                                                        -----
  HISTORY..............................................................  II-3
  SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER FUND STRUCTURE........  II-3
  INVESTMENT OBJECTIVE AND POLICIES....................................  II-3
  MANAGEMENT OF THE FUND...............................................  II-5
  INVESTMENT ADVISORY AND OTHER SERVICES...............................  II-8
     Advisory Agreement................................................  II-8
     Administrative Agreement..........................................  II-9
     Administrative Services Agreement.................................  II-9
     Distribution Agreement............................................  II-9
     Safekeeping of Securities.........................................  II-9
     Independent Accountants........................................... II-10
  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..................... II-10
  DISTRIBUTION OF CONTRACTS............................................ II-14
  CALCULATION OF PERFORMANCE DATA...................................... II-14
  ANNUITY PAYMENTS..................................................... II-15
  NET INVESTMENT FACTOR................................................ II-17
  EXPERTS.............................................................. II-17
  FINANCIAL STATEMENTS.................................................   F-1


                  ------------------------------------------

   If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                            New England Securities Corporation
                            399 Boylston Street
                            Boston, Massachusetts 02116

               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ---------------------------------------------------------
                                     Name

           ---------------------------------------------------------
                                    Street

           ---------------------------------------------------------
                 City                         State       Zip

                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                             ---------------------------------------------------
                             Issued by
                             METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                                  MAY 1, 2002


   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2002 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.






VA-246-02

                               TABLE OF CONTENTS


HISTORY...................................................................  II-3

SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER FUND STRUCTURE.............  II-3

INVESTMENT OBJECTIVE AND POLICIES.........................................  II-3

MANAGEMENT OF THE FUND....................................................  II-5

INVESTMENT ADVISORY AND OTHER SERVICES....................................  II-8

   Advisory Agreement.....................................................  II-8
   Administrative Agreement...............................................  II-9
   Administrative Services Agreement......................................  II-9
   Distribution Agreement.................................................  II-9
   Safekeeping of Securities..............................................  II-9
   Independent Accountants................................................ II-10

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.......................... II-10

DISTRIBUTION OF CONTRACTS................................................. II-14

CALCULATION OF PERFORMANCE DATA........................................... II-14

ANNUITY PAYMENTS.......................................................... II-15

NET INVESTMENT FACTOR..................................................... II-17

EXPERTS................................................................... II-17

FINANCIAL STATEMENTS......................................................   F-1

                                    HISTORY

   New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996.

                       SPECIAL CONSIDERATIONS REGARDING
                         MASTER/FEEDER FUND STRUCTURE


   The Fund seeks to achieve its investment objective by investing all of its assets, except for amounts held in cash to make payments, in shares of the Portfolio, a series of the Met Series Fund, an open-end diversified investment company registered under the 1940 Act. The management fees and expenses of the Portfolio are generally described under Investment Advisory and Other Services. The Fund bears its proportionate share of the expenses of the Portfolio. Please refer to the prospectus of the Portfolio for a more complete description of the fees and expenses and the investment objectives, policies and restrictions of the Portfolio.


   The Fund's Board of Managers believes that the Fund's master/feeder fund structure offers opportunities for economies of scale and efficiencies in portfolio management that the Fund could not otherwise achieve, by hiring a new investment adviser and continuing to invest directly in portfolio securities. This structure does involve certain duplicate expenses which may result in a higher expense ratio than if the master/feeder structure was not used.

                       INVESTMENT OBJECTIVE AND POLICIES

   The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

   The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

   The Fund will not:

      1. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

      2. Purchase or sell real estate, except that, consistent with its investment policies, the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

      3. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

      4. Make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

      5. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

   The investment restrictions set forth in paragraphs 1 through 5 below may be changed by the Board of Managers of the Fund without Contractholder approval.

   The Fund will not:

      1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

      2. Invest more than 15% of the value of the net assets of the Fund in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Fund exceeds 15% of the value of the net assets of the Fund, the Fund shall consider appropriate steps to protect liquidity);

      3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

      4. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or


      5. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.


   As the Fund invests its assets in shares of the Portfolio, the investment policies and restrictions of the Portfolio are described in this section. The investment objective and policies of the Portfolio are summarized in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions" and in the prospectus of the Portfolio attached to the Prospectus.

   The investment restrictions set forth below are fundamental policies and may not be changed without approval of the outstanding voting shares of the Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.

   The Portfolio may not:

       . borrow money to repurchase securities or purchase securities on margin

       . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933

       . issue senior securities

       . sell call options which are not covered options

       . sell put options other than to close out option positions previously entered into

       . invest in commodities or commodity contracts. In this regard, the following aspects of the table of "Certain Investment Practices" contained in the Portfolio's prospectus attached to the Fund's Prospectus, are non- fundamental: the recognized exchange requirement in, and the omission of the Portfolio that invests in equity securities from, item 10; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.


       . make loans but this shall not prohibit the Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors


       . For purposes of the industry concentration limit in item 25 of the table of "Certain Investment Practices" in the Portfolio's prospectus attached to the Fund's Prospectus, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.


   The investment restrictions set forth below may be changed without approval of the Portfolio's shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase.

       . The Portfolio will not acquire securities for the purpose of exercising control over the management of any company

       . At least 75% of the Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Met Series Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       . The Portfolio may not make any short sale

       . The Portfolio may not participate on a joint or joint and several basis in any trading account in securities




                            MANAGEMENT OF THE FUND



INTERESTED MANAGERS



   Each Manager below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is the issuer of the Fund.



                          CURRENT
                        POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS    AGE  WITH FUND  HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS*
----------------    --- ----------- ----------- -------------------------------------------------------------------------
Mary Ann Brown      49    Manager      1999     Head of Individual Business Product Management, MetLife; President,
Metropolitan Life                               New England Products and Services, New England Financial ("NEF");
Insurance Company                               Director, Chairman, Chief Executive Officer and President, New England
501 Boylston Street                             Pension and Annuity Company; Senior Vice President, New England Life
Boston, MA 02116                                Holdings, Inc.; formerly, President and Chief Executive Officer, Atlantic
                                                International Reinsurance Company.
Anne M. Goggin      53    Manager      1995     Chief Counsel, Individual Business, MetLife; Director, Chairman of the
Metropolitan Life                               Board, President and Chief Executive Officer, Metropolitan Series Fund,
Insurance Company       Chairman of    1999     Inc. ("Met Series Fund") since 2002; Senior Vice President and General
501 Boylston Street      the Board              Counsel, NEF; Chair of the Board of Managers, President and Chief
Boston, MA 02116                                Executive Officer, MetLife Advisers, LLC; Director, New England
                                                Securities Corporation ("NES"); formerly, President, General Counsel,
                                                Secretary and Clerk, NES, 1993-1999.


NON-INTERESTED MANAGERS

   Each Manager below is not an "interested person" (as defined by the Investment Company Act of 1940).

                          CURRENT
                        POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS    AGE  WITH FUND  HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS*
----------------    --- ----------- ----------- ------------------------------------------------------------------------
Nancy Hawthorne     51  Manager        1995     Chairman of the Board, WorldClinic (a distance medicine company);
60 Hyslop Road                                  Director, Perini Corporation (construction); Director, Avid Technologies
Brookline, MA                                   (computer software company); Director, CGU (property and casualty
  02146                                         insurance company); Director, Beacon Power Corporation (energy);
                                                formerly, Chief Executive Officer and Managing Partner, Hawthorne,
                                                Krauss and Associates (corporate financial advisor); formerly, Chief
                                                Financial Officer and Executive Vice President, Continental Cablevision,
                                                subsequently renamed MediaOne (a cable television company).
Dale Rogers         65  Manager        1995     President, Wheaton College; formerly, Academic Dean, Wellesley
  Marshall                                      College.
Wheaton College
26 East Main Street
Norton, MA 02766
John J. Arena       64  Manager        1996     Formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc.
330 Beacon Street                               and President, Bay Banks Investment Management.
Boston, MA 02116
John W. Flynn       62  Manager        1996     Formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group
791 Main Street                                 (banking).
Warren, RI 02885
John T. Ludes       65  Manager        1996     Formerly, Vice Chairman, President and Chief Operating Officer,
57 Water Street                                 American Brands (global conglomerate); formerly, President and CEO,
Marion, MA 02738                                Acushnet Company (athletic equipment).
Edward A. Benjamin  64  Manager        1999     Director, Precision Optics Corporation (optics manufacturer); formerly,
71 Sierra Rosa Loop                             Partner, Ropes & Gray (law firm) until 1999.
Santa Fe, NM 87501



OFFICERS



Thomas M. Lenz      43  Secretary 2000 Assistant General Counsel, MetLife; General Counsel and Secretary,
Metropolitan Life                      MetLife Advisers, LLC, since December 1998; Vice President and
Insurance Company                      Secretary, Met Series Fund, since 2002; formerly, Vice President, State
501 Boylston Street                    Street Bank and Trust Company.
Boston, MA 02116



   The Fund's managers also serve as trustees of New England Zenith Fund ("Zenith Fund"), which consists of seventeen portfolios, for which NES acts as principal underwriter.


   The officers and managers of the Fund, who are affiliates of MetLife Advisers, any subadviser of the Zenith Fund, or NES, receive no compensation from the Fund, for their services in such capacities, although they may receive compensation from NELICO or MetLife Advisers for services rendered in other capacities.

   COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena and Flynn and Ms. Goggin and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn, Ludes and Benjamin), all of whom are Managers who are not interested persons of the Fund. There were three Audit Committee meetings and two Contract Review and Governance Committee meetings held in 2001.


   The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

   The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee.

   The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

   BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

   Each Manager who is not an "interested person" of the Fund also serves as trustee and member of the same committees of New England Zenith Fund, a registered investment company, and for serving in all capacities receives an aggregate retainer fee at the annual rate of $22,000 and aggregate attendance fees of $3,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.

   During the fiscal year ended December 31, 2001, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 2001, there were a total of 14 series of New England Zenith Fund.


                                               TOTAL COMPENSATION
                                               FROM THE FUND AND
                        AGGREGATE COMPENSATION NEW ENGLAND ZENITH
    NAME OF MANAGER     FROM THE FUND IN 2001     FUND IN 2001
    ---------------     ---------------------- ------------------
John J. Arena..........         $2,341              $59,500
Edward A. Benjamin.....         $2,283              $53,500
John W. Flynn..........         $2,089              $54,000*
Nancy Hawthorne........         $2,065              $50,000
John T. Ludes..........         $2,283              $53,500
Dale Rogers Marshall...         $2,050              $50,000

--------

* Mr. Flynn deferred $51,911 of compensation from the New England Zenith Fund in 2001 under a deferred payment arrangement adopted by the New England Zenith Fund.


   CODE OF ETHICS. The Fund and New England Securities, the principal underwriter of the Fund, have each adopted a Code of Ethics which establish procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided. MetLife Advisers, LLC, the adviser to the Portfolio, and the Company, the subadviser to the Portfolio, each have also adopted Codes of Ethics regulating personal securities transactions relating to conflicts of interest with the Portfolio.

   Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Each Code of Ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of each Code of Ethics may be obtained by paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   ADVISORY AGREEMENT. As the Fund became a feeder fund that invests all of its assets in the Portfolio, the Fund no longer engages an investment adviser. The investment of the assets of the Fund in shares of the Portfolio is supervised by the Fund's Board of Managers.


   CGM, One International Place, Boston, Massachusetts 02110, served as investment adviser to the Fund under an advisory agreement, which was terminated as of May 1, 2002. Under the agreement, the Fund paid CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). During the years ended December 31, 1999, 2000 and 2001 the Fund paid CGM advisory fees of $229,509, $212,067 and $163,038, respectively.



   As the Fund bears its share of the expenses of the Portfolio, a general description of the advisory arrangement of the Portfolio is included in this section. MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116, serves as investment adviser to the Portfolio pursuant to an investment management agreement. In return for its overall management responsibility of the Portfolio, MetLife Advisers receives a fee at an annual rate of .25% of the net assets of the Portfolio. MetLife Advisers has entered into a sub-investment management agreement with the Company to provide day-to-day investment management of the Portfolio's assets. For the period May 1, 2001 through the year ended December 31, 2001, the Portfolio paid MetLife Advisers advisory fees of $6,293,988. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser to the Portfolio. During the years ended December 31, 1999, 2000 and for the period January 1, 2001 through April 30, 2001, the Portfolio paid Metropolitan Life Insurance Company advisory fees of $9,091,545, $10,575,467 and $3,098,491, respectively.


   Each of the investment management agreement and the sub-investment management agreement continues from year to year with annual approval by (a) the Board of Directors of the Met Series Fund or a majority of the Portfolio's outstanding shares, and (b) a majority of the Board of Directors of the Met Series Fund who are not "interested persons" of any party to the agreement. Each of the agreements may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of the Portfolio may vote to terminate an agreement as to services provided for the Portfolio.

   The Company makes investment decisions and effects transactions based on information from a variety of sources including their own securities and economic research facilities. The Company is also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with the Portfolio.

   In addition to payments to MetLife Advisers, the Fund will bear a portion of the other expenses of the Portfolio, which may include custodian and transfer agent fees and brokerage commissions on portfolio transactions. The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.


   ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1999, 2000 and 2001 this deduction amounted to $15,146, $14,774 and $8,937, respectively.


   Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, if any, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

   ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.


   DISTRIBUTION AGREEMENT. New England Securities Corporation ("New England Securities") serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1999, 2000 and 2001 these deductions amounted to $9,949, $9,926 and $2,409, respectively.


   New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

   SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

   INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund.


               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

   The Fund invests exclusively in shares of the Portfolio, the purchase and sale of which do not incur brokerage fees.


   In 2001, when the Fund was actively managed by CGM, brokerage transactions for the Fund aggregating $237,402,534 were allocated to brokers providing research services and $308,986 in commissions were paid on these transactions. During 1999, 2000 and 2001 the Fund paid total brokerage fees of $315,387, $402,171 and $328,116, respectively.


   The portfolio transactions and brokerage commissions of the Portfolio are described in this section. The Company, as subadviser to the Portfolio, has day-to-day responsibility for selecting broker-dealers who will process the investment transactions for the Portfolio. The Company's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Portfolio. To this end, when selecting the best broker-dealer for a given transaction, the Company will consider one or more of the following:

   . the price of the security or instrument

   . the nature of the market for the security or instrument

   . the size and difficulty of the order

   . the execution experience of the broker-dealer with respect to specific markets or securities

   . confidentiality

   . the broker-dealer's financial responsibility

   . the competitiveness of the commission or spread

   . proven integrity and reliability

   . the quality of execution

   . the broker-dealer's research and statistical services and capabilities

   . the broker-dealer's capital clearance and settlement capabilities

   . desired timing of the trade

   . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements

RESEARCH AND STATISTICAL SERVICES

   When more than one firm satisfies the Portfolio's other standards, the Company may consider the range of services and capabilities that those broker-dealers provide, including:

   . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing and selling specific securities, and portfolio strategy

   . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

   . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

   . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

   . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

   In most cases, these services supplement the Company's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into the Company's investment process.

   Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often the Company uses internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the Company's trading departments for use when selecting broker-dealers to execute portfolio transactions.

   Multiple Uses for Services. The same research and statistical products and services may be useful for multiple accounts. The Company may use such products and services when managing any of their investment accounts. Therefore, the Company may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include the Portfolio) in the management of the same or any such other account (which, again, may or may not include the Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in the Company's investment decision process, then the Company may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the Company with the investment decision process may be considered by the Company in allocating transactions to broker-dealers.

COMPETITIVENESS OF COMMISSION RATES AND NET PRICES

   Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. The Company tries to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolio occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, the Company evaluates the reasonableness of a commission or net price for each transaction.

   Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:

   . the difficulty of execution and settlement

   . the size of the transaction (number of shares, dollar amount, and number of clients involved)

   . historical commission rates or spreads

   . rates and prices quoted by other brokers and dealers

   . familiarity with commissions or net prices paid by other institutional investors

   . the level and type of business done with the broker-dealer over time

   . the extent to which broker or dealer has capital at risk in the transaction.

   After considering a combination of all the factors, the Company may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. The Company may or may not ask for competitive bids based on its judgment as to whether such bids would have a negative effect on the execution process.

COMPENSATING BROKER-DEALERS FOR NON-EXECUTION SERVICES

   The Company does not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

   This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, the Company relies on
Section 28(e) of the Securities Exchange Act of 1934, which permits the Company to pay higher commission rates if the Company determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.

   Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, the Company expects commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the Company believes that these services tend to reduce the Portfolio's expenses in the long-run.

   When purchasing securities for the Portfolio in fixed price underwriting transactions, the Company follows instructions received from the Met Series Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Met Series Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Company, the Met Series Fund may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.

   Brokerage Allocation Agreements and Understandings. The Company may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. The Company does not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, the Company may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

   The Company has internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, the Company makes judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.

DIRECTED BROKERAGE

   On behalf of the Portfolio, the Met Series Fund may request that the Company also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Met Series Fund may condition its requests by requiring that the Company effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Met Series Fund believes that overall this practice can benefit the Portfolio, in some cases the Company may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors of the Met Series Fund will monitor directed brokerage transactions to help ensure that they are in the best interest of the Portfolio and its shareholders.

OVER-THE-COUNTER SECURITIES MARKET

   Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.

BUNCHING OF ORDERS

   When securities are purchased or sold for the Portfolio, the Company may also be purchasing or selling the same securities for other accounts. The Company may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, the Company allocates aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. The Company also considers the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Met Series Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in the Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.

   The Board of Directors of the Met Series Fund has adopted procedures governing the bunching to ensure that bunching remains in the best interest of the Portfolio and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:

   . recognize the Company's negotiation efforts

   . eliminate de minimius positions

   . give priority to accounts with specialized investment policies and objectives

   . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)

   . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)

   Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.


   The brokerage commissions paid by the Met Series Fund for the Portfolio for the years ended December 31, 1999, 2000 and 2001 were $369,088, $163,903 and
$94,444, respectively.


                           DISTRIBUTION OF CONTRACTS


   New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but Contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1999, 2000 and 2001 the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $14,151, $9,926 and $2,409, respectively.


                        CALCULATION OF PERFORMANCE DATA

   As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. Effective May 1, 2002, the Fund terminated its investment advisory agreement with CGM and became a feeder fund that invests all of its assets in the Portfolio. The performance information shown below reflects the management of CGM before the change in the Fund's structure. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

   The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 2001.


              PERCENT CHANGE IN UNIT VALUE
              ----------------------------
              30 years, 9 months ended December 31, 2001 2,592.7%
              20 years ended December 31, 2001.......... 1,422.4%
              15 years ended December 31, 2001..........   406.2%
              10 years ended December 31, 2001..........   163.3%
              5 years ended December 31, 2001...........    55.2%
              1 year ended December 31, 2001............   -16.5%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION


                                       ACCUMULATION   %
                     DATE               UNIT VALUE  CHANGE
                     ----              ------------ ------
                     March 25, 1971...  $ 1.157298     --
                     December 31, 1971    1.180085   +2.0
                     December 31, 1972    1.324345  +12.2
                     December 31, 1973    1.144645  -13.6
                     December 31, 1974    0.786512  -31.3
                     December 31, 1975    0.981727  +24.8
                     December 31, 1976    1.147484  +16.9
                     December 31, 1977    1.077867   -6.1
                     December 31, 1978    1.180390   +9.5
                     December 31, 1979    1.356685  +14.9
                     December 31, 1980    1.907809  +40.6
                     December 31, 1981    2.046992   +7.3
                     December 31, 1982    3.254033  +59.0
                     December 31, 1983    3.943886  +21.2
                     December 31, 1984    3.572709   -9.4
                     December 31, 1985    4.823900  +35.0
                     December 31, 1986    6.156190  +27.6
                     December 31, 1987    7.017161  +14.0
                     December 31, 1988    6.745649   -3.9
                     December 31, 1989    7.984578  +18.4
                     December 31, 1990    8.383448   +5.0
                     December 31, 1991   11.835525  +41.2
                     December 31, 1992   11.576959   -2.2
                     December 31, 1993   12.850577  +11.0
                     December 31, 1994   11.899473   -7.4
                     December 31, 1995   16.523266  +38.9
                     December 31, 1996   20.079854  +21.5
                     December 31, 1997   24.547721  +22.3
                     December 31, 1998   32.575691  +32.7
                     December 31, 1999   38.279606  +17.5
                     December 31, 2000   37.301000   -2.6
                     December 31, 2001   31.163067  -16.5


                               ANNUITY PAYMENTS

   When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

   The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

   The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

   The number of annuity units credited under a variable payment option is determined as follows:

      (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

      (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

   The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

   The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

   The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

   The Net Investment Factor for the Fund is determined after the New York Stock Exchange closes on each day on which the Exchange is open for trading (a "Trading Day") as follows:

   On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

      i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

      ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in
   i. above.

   The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less deductions from net assets at the following rates for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

      i. For Deferred Contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

      ii. For Immediate Contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

   The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS


   The financial statements of New England Variable Annuity Fund I, MetLife and MetLife Stock Index Portfolio of Metropolitan Series Fund, Inc. included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche LLP, independent accountants, for the period and as stated in their report appearing herein and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2002

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
December 31, 2001

            ASSETS
             Investments at value (cost
               $43,789,847)(Note 2).................... $46,874,500
             Receivable for investments
               sold....................................     947,446
             Dividends and interest receivable.........     137,407

                                                        -----------
                   Total assets........................  47,959,353

                                                        -----------
            LIABILITIES
             Payable for investments purchased.........   1,159,650
             Payable for investment advisory fees
               (Note 4)................................      11,868
             Payable for mortality and expense risks
               (Note 5)................................      36,928
             Payable for other direct expenses
               (Note 4)................................      60,955
             Bank overdraft............................      90,952

                                                        -----------
                   Total liabilities...................   1,360,353

                                                        -----------
            NET ASSETS................................. $46,599,000

                                                        ===========
            Net assets attributable to variable annuity
              contractholders 1,317,362 accumulation
              units at $31.16 per unit................. $41,053,029
            Annuity reserves (Note 2)..................   5,545,971

                                                        -----------
                                                        $46,599,000

                                                        ===========

STATEMENT OF
OPERATIONS
For the year ended December 31, 2001

              INVESTMENT INCOME/(LOSS) (Note 2)
               INCOME
                 Dividends (net of foreign taxes of
                   $1,438).......................... $    602,561
                 Interest income....................       28,571
                 Other income.......................       19,541

                                                     ------------
                     Total income...................      650,673

                                                     ------------
               EXPENSES
                 Mortality and expense risks
                   (Notes 2 and 5)..................      457,611
                 Investment advisory fee (Note 4)...      163,038
                 Other direct expenses
                   (Note 4).........................       51,716

                                                     ------------
                     Total expenses.................      672,365

                                                     ------------
               NET INVESTMENT LOSS..................      (21,692)

                                                     ------------
              REALIZED AND UNREALIZED LOSS ON
                INVESTMENTS (Note 3)
                 Net realized loss from investments
                   sold.............................   (5,545,379)
                 Net change in unrealized
                   appreciation of investments......   (4,962,349)

                                                     ------------
                     Net loss on investments........  (10,507,728)

                                                     ------------
              Decrease in net assets resulting from
                operations.......................... $(10,529,420)

                                                     ============

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                               -------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income/(loss)                                  $    (21,692)     $    552,070
 Net realized gain (loss) from investments sold                  (5,545,379)        1,719,180
 Net change in unrealized appreciation of investments            (4,962,349)       (4,150,541)
                                                                ------------      ------------
 Decrease in net assets resulting from operations               (10,529,420)       (1,879,291)
                                                                ------------      ------------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative expenses and
   applicable premium taxes (Note 4)                                448,089           187,311
 Contract terminations and annuity payments                      (6,647,958)      (12,207,876)
 Adjustments to annuity reserves (Note 2)                          (229,041)          190,346
                                                                ------------      ------------
 Decrease in net assets resulting from principal transactions    (6,428,910)      (11,830,219)
                                                                ------------      ------------
 Total decrease in net assets                                   (16,958,330)      (13,709,510)
NET ASSETS
 Beginning of year                                               63,557,330        77,266,840
                                                                ------------      ------------
 End of year                                                   $ 46,599,000      $ 63,557,330
                                                               ============       ============

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION --
Selected Per Unit Data and Ratios

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------
                                                  2001        2000        1999        1998        1997
                                               ----------  ----------  ----------  ----------  ----------
Accumulation unit value, beginning of year.... $    37.30  $    38.28  $    32.58  $    24.55  $    20.08
                                               ----------  ----------  ----------  ----------  ----------
Per unit data
 Investment income............................        .33         .76         .60         .50         .29
 Expenses.....................................       (.44)       (.49)       (.44)       (.38)       (.32)
                                               ----------  ----------  ----------  ----------  ----------
 Net investment income (loss).................       (.11)        .27         .16         .12        (.03)
 Net realized and unrealized gain (loss) on
   investments................................      (6.03)      (1.25)       5.54        7.91        4.50
                                               ----------  ----------  ----------  ----------  ----------
 Net increase (decrease) in net asset value...      (6.14)       (.98)       5.70        8.03        4.47
                                               ----------  ----------  ----------  ----------  ----------
Accumulation unit value, end of year.......... $    31.16  $    37.30  $    38.28  $    32.58  $    24.55
                                               ==========  ==========  ==========  ==========  ==========
Total return (%)..............................      (16.5)       (2.6)       17.5        32.7        22.3
Ratios........................................
 Ratio of operating expenses to average net
   assets (%).................................       1.37        1.31        1.30        1.34        1.35
 Ratio of net investment income to average net
   assets (%).................................       (.34)        .74         .48         .44        (.09)
Portfolio turnover (%)........................     244.43      267.45      204.32      195.15      209.18
Number of accumulation units outstanding at
  end of year.................................  1,317,362   1,513,677   1,805,042   2,219,809   2,694,327

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, a subsidiary of the Insurance Company, is the designated office for contract-holder services.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (loss) and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 2001 were $122,011,319 and $127,836,287, respectively. Gains and losses from sales of investments are computed on the specific identification method.

4.  Advisory and Service Fees With Affiliates

During the year ended December 31, 2001, the Fund incurred investment management fees of $163,038, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 2001, amounted to $32,125, were retained by the Insurance Company.

Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 2001 the charges to the Fund amounted to $51,716.

5.  Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 2001, the mortality and expense risk charges totaled $457,611.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.  Related Parties

The Chairman of the Board of Managers and one other Manager of the Fund are also officers of the Insurance Company and of New England Life Insurance Company, a subsidiary of the Insurance Company.

7.  Increase (Decrease) in Accumulation Units

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         --------------------
                                                           2001       2000
                                                         ---------  ---------
    Units purchased.....................................    28,292      7,029
    Units redeemed......................................  (224,607)  (298,394)
                                                         ---------  ---------
     Net decrease.......................................  (196,315)  (291,365)
  Units at beginning of year............................ 1,513,677  1,805,042
                                                         ---------  ---------
  Units at end of year.................................. 1,317,362  1,513,677
                                                         =========  =========

8.  Subsequent Event
On February 14, 2002, the Board of Managers approved the termination of the Fund's investment advisory agreement with CGM, effective May 1, 2002. The Fund will become a feeder fund that invests all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund will no longer engage an investment adviser. The investment of assets of the Fund in the Portfolio will be supervised by the Fund's Board of Managers. MetLife Advisers LLC serves as investment adviser and Metropolitan Life Insurance Company serves as sub-adviser to the Portfolio. In addition to certain operating expenses of the Fund, the Fund will bear a pro rata portion of the investment advisory fee of MetLife Advisers, LLC (currently .25% of the average daily net assets of the Portfolio) and a pro rata share of the operating expenses of the Portfolio through its investment in the Portfolio. The Insurance Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Insurance Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio indirectly borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets) exceed .3066% of the Fund's average daily net assets.
9.  Managers and Officers (Unaudited)

Information about the Fund's Board of Managers appears below. Each Manager is responsible for overseeing the Fund and the New England Zenith Fund. There is no limit to the term a Manager may serve. The Fund's Statement of Additional Information has further information about the Manager and is available without charge by calling (800) 435-4117.

Interested Managers

Each Manager below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is the issuer of the Fund.

                            Current
                        position(s) with Position(s) Principal occupations
Name and address    Age       Fund       held since  over past five years, including other directorships*
----------------    --- ---------------- ----------- -------------------------------------------------------------------------------
Mary Ann Brown      49    Manager           1999     Head of Individual Business Product Management, MetLife; President, New
Metropolitan Life                                    England Products and Services, New England Financial ("NEF"); Director,
Insurance Company                                    Chairman, Chief Executive Officer and President, New England Pension and
501 Boylston Street                                  Annuity Company; Senior Vice President, New England Life Holdings, Inc.;
Boston, MA 02116                                     formerly, President and Chief Executive Officer, Atlantic International
                                                     Reinsurance Company.

Anne M. Goggin      53    Manager           1995     Chief Counsel, Individual Business, MetLife; Director, Chairman of the Board,
Metropolitan Life                                    President and Chief Executive Officer, Metropolitan Series Fund, Inc. ("Met
Insurance Company       Chairman of         1999     Series Fund") since 2002; Senior Vice President and General Counsel, NEF; Chair
501 Boylston Street      the Board                   of the Board of Managers, President and Chief Executive Officer, MetLife
Boston, MA 02116                                     Advisers, LLC; Director, New England Securities Corporation ("NES"); formerly,
                                                     President, General Counsel, Secretary and Clerk, NES, 1993-1999.



Non-Interested Managers

Each Manager below is not an "interested person" (as defined by the Investment Company Act of 1940).


                             Current
                         position(s) with Position(s) Principal occupations
Name and address     Age       Fund       held since  over past five years, including other directorships*
----------------     --- ---------------- ----------- ------------------------------------------------------------------------------
Nancy Hawthorne      51  Manager             1995     Chairman of the Board, WorldClinic (a distance medicine company); Director,
60 Hyslop Road                                        Perini Corporation (construction); Director, Avid Technologies (computer
Brookline, MA 02146                                   software company); Director, CGU (property and casualty insurance company);
                                                      Director, Beacon Power Corporation (energy); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President,
                                                      Continental Cablevision, subsequently renamed MediaOne (a cable television company).

Dale Rogers Marshall 65  Manager             1995     President, Wheaton College; formerly, Academic Dean, Wellesley College.
Wheaton College
26 East Main Street
Norton, MA 02766

John J. Arena        64  Manager             1996     Formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and
330 Beacon Street                                     President, Bay Banks Investment Management.
Boston, MA 02116

John W. Flynn        62  Manager             1996     Formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group
791 Main Street                                       (banking).
Warren, RI 02885

John T. Ludes        65  Manager             1996     Formerly, Vice Chairman, President and Chief Operating Officer, American
57 Water Street                                       Brands (global conglomerate); formerly, President and CEO, Acushnet Company
Marion, MA 02738                                      (athletic equipment).

Edward A. Benjamin   64  Manager             1999     Director, Precision Optics Corporation (optics manufacturer); formerly,
71 Sierra Rosa Loop                                   Partner, Ropes & Gray (law firm) until 1999.
Santa Fe, NM 87501

Officers
Thomas M. Lenz       43  Secretary           2000     Assistant General Counsel, MetLife; General Counsel and Secretary, MetLife
Metropolitan Life                                     Advisers, LLC, since December 1998; Vice President and Secretary, Met Series
Insurance Company                                     Fund, since 2002; formerly, Vice President, State Street Bank and Trust
501 Boylston Street                                   Company.
Boston, MA 02116

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS December 31, 2001

       COMMON STOCKS--98.7% OF TOTAL NET ASSETS

                                                          Value
Shares                                                 (Note 2)
------                                             ------------
       AIRLINES--1.1%
28,000 Southwest Airlines Co...................... $    517,440
                                                   ------------

       ELECTRONIC & COMMUNICATIONS EQUIPMENT--9.6%
54,000 Celestica Inc..............................    2,181,060
96,000 Flextronics Intl LTD.......................    2,303,040
                                                   ------------
                                                      4,484,100
                                                   ------------

       ELECTRONIC COMPONENTS--3.7%
55,000 Micron Technology Inc......................    1,705,000
                                                   ------------

       FINANCIAL SERVICES--4.8%
39,000 Household Int Services.....................    2,259,660
                                                   ------------

       FOOD--RETAILERS/WHOLESALERS--.4%
 3,000 Hershey Food Corp..........................      203,100
                                                   ------------

       HEALTH CARE SERVICES--11.5%
56,000 HCA-Health Care Co.........................    2,158,240
 4,000 Laboratory Corp America Holdings...........      323,400
 3,500 Quest Diagnostics Inc......................      250,985
45,000 Tenet Healthcare Corp......................    2,642,400
                                                   ------------
                                                      5,375,025
                                                   ------------

       HOUSING & BUILIDING MATERIAL--27.1%
51,000 Centex Corp................................    2,911,590
66,500 D R Horton Inc.............................    2,158,590
66,000 KB Home....................................    2,646,600
54,000 Lennar Corp................................    2,528,280
54,000 Pulte Homes Inc............................    2,412,180
                                                   ------------
                                                     12,657,240
                                                   ------------

       INSURANCE--0.4%
 2,500 American Int'l Group Inc...................      198,500
                                                   ------------

       LEISURE--4.4%
30,000 International Game Technology..............    2,049,000
                                                   ------------

       RETAIL--22.1%
13,000 Autozone Inc...............................      933,400
34,000 Best Buy Inc...............................    2,532,320

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued

         COMMON STOCKS -- CONTINUED

                                                                     Value
  Shares                                                          (Note 2)
  ------                                                      ------------

         RETAIL--CONTINUED
 103,000 Dollar General Corp................................. $  1,534,700
  63,500 Lowes Cos., Inc.....................................    2,947,035
  89,000 Penney (J.C.) Co., Inc..............................    2,394,100
                                                              ------------
                                                                10,341,555
                                                              ------------

         SAVINGS & LOAN/THRIFTS--10.6%
  40,000 Golden West Finl Corp DE............................    2,354,000
  79,200 Washington Mutual Inc...............................    2,589,840
                                                              ------------
                                                                 4,943,840
                                                              ------------

         SERVICES--2.7%
  64,000 Cendant Corp........................................    1,255,040
                                                              ------------

         TOTAL COMMON STOCKS
         (Cost $42,904,847)..................................   45,989,500
                                                              ------------

         CORPORATE SHORT-TERM NOTES--1.9% OF TOTAL NET ASSETS
    Face
  Amount
  ------
$885,000 American Express Credit Corp., 1.77% due 01/02/02...      885,000
                                                              ------------

         TOTAL CORPORATE SHORT-TERM NOTES
         (Cost $885,000).....................................      885,000
                                                              ------------

         TOTAL INVESTMENTS--100.6% OF TOTAL NET ASSETS
         (Cost $43,789,847)..................................   46,874,500
                                                              ------------
         Other Liabilities in excess of other Assets--(0.6%).     (275,500)

         TOTAL NET ASSETS--100%.............................. $ 46,599,000
                                                              ============

  The accompanying notes are an integral part of these financial statements.

METROPOLITAN SERIES FUND, INC.

 INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of the Metropolitan Series Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the "Fund"), as of December 31, 2001 and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio constituting Metropolitan Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 15, 2002
Boston, Massachusetts

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2001

      ASSETS
        Investments at value..................             $3,680,834,215
        Receivable for:
         Securities sold......................                    688,602
         Fund shares sold.....................                  2,000,092
         Dividends and interest...............                  3,690,518
         Prepaid Expense......................                    101,090
         Collateral for securities loaned.....                 36,085,799
                                                           --------------
          Total Assets........................              3,723,400,316
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 1,324,617
         Securities purchased.................   2,137,653
         Due to custodian bank................      53,826
         Futures variation margin.............     315,330
         Return of collateral for securities
          loaned..............................  36,085,799
        Accrued expenses:
         Management fees......................     780,864
         Service and distribution fees
          Class B.............................       3,164
         Other expenses.......................      77,682
                                               -----------
          Total Liabilities...................                 40,778,935
                                                           --------------
      NET ASSETS..............................             $3,682,621,381
                                                           ==============
        Net assets consist of:
         Capital paid in......................             $3,137,934,530
         Undistributed net investment
          income..............................                 27,964,663
         Accumulated net realized gains
          (losses)............................                  5,633,665
         Unrealized appreciation
          (depreciation) on investments.......                511,088,523
                                                           --------------
      NET ASSETS..............................             $3,682,621,381
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price
       per share ($3,665,168,081
       divided by 119,785,923 shares of
       beneficial interest)...................             $        30.60
                                                           ==============
      CLASS B
      Net asset value and redemption price
       per share ($17,420,598 divided
       by 580,072 shares of beneficial
       interest)..............................             $        30.03
                                                           ==============
      CLASS E
      Net asset value and redemption price
       per share ($32,702 divided by
       1,071 shares of beneficial interest)...             $        30.54
                                                           ==============
      Identified cost of investments..........             $3,170,049,441
                                                           ==============

 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

     INVESTMENT INCOME
       Dividends........................                 $  49,083,751 (a)
       Interest.........................                     1,055,189 (b)
                                                        --------------
                                                            50,138,940
     EXPENSES
       Management fees.................. $   9,392,479
       Service and distribution fees--
        Class B.........................        16,351
       Directors' fees and expenses.....        11,746
       Custodian........................       512,171
       Audit and tax services...........        38,367
       Legal............................        16,605
       Printing.........................     1,725,144
       Insurance........................        23,892
       Miscellaneous....................         2,604
                                         -------------
       Total expenses before reductions.    11,739,359
       Expense reductions...............          (217)     11,739,142
                                         -------------  --------------
     NET INVESTMENT INCOME..............                    38,399,798
                                                        --------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.................    57,328,298
       Futures contracts--net...........    (1,775,057)     55,553,241
                                         -------------  --------------
     Unrealized appreciation
      (depreciation) on:
       Investments--net.................  (603,246,814)
       Futures contracts--net...........       749,117    (602,497,697)
                                         -------------  --------------
     Net gain (loss)....................                  (546,944,456)
                                                        --------------
     NET INCREASE (DECREASE) IN NET
      ASSETS FROM OPERATIONS............                ($ 508,544,658)
                                                        ==============

(a)Net of foreign taxes of $221,667
(b)Income on securities loaned $128,949

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2001            2000
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   38,399,798  $   37,302,018
  Net realized gain (loss)..........................................     55,553,241      96,707,682
  Unrealized appreciation (depreciation)............................   (602,497,697)   (541,489,023)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (508,544,658)   (407,479,323)
                                                                     --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
   Class A..........................................................    (10,400,646)    (37,803,271)
   Class B..........................................................        (12,649)              0
                                                                     --------------  --------------
                                                                        (10,413,295)    (37,803,271)
                                                                     --------------  --------------
  Net realized gain
   Class A..........................................................    (34,109,646)   (135,628,617)
   Class B..........................................................        (41,483)              0
                                                                     --------------  --------------
                                                                        (34,151,129)   (135,628,617)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (44,564,424)   (173,431,888)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    235,826,988     375,612,999
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (317,282,094)   (205,298,212)
NET ASSETS
  Beginning of the year.............................................  3,999,903,475   4,205,201,687
                                                                     --------------  --------------
  End of the year................................................... $3,682,621,381  $3,999,903,475
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   27,964,663  $            0
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2001          DECEMBER 31, 2000
                                                               --------------------------  -------------------------
                                                                 SHARES           $          SHARES          $
                                                               -----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  18,299,706  $ 573,304,366  11,848,663  $ 467,844,625
  Reinvestments...............................................   1,369,126     44,510,292   4,725,501    173,431,888
  Issued from Substitution....................................   8,014,575    265,683,177          --             --
  Redemptions................................................. (21,341,071)  (665,536,973) (6,738,929)  (265,663,514)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................   6,342,336  $ 217,960,862   9,835,235  $ 375,612,999
                                                               ===========  =============  ==========  =============
CLASS B
  Sales.......................................................     682,269  $  20,889,333           0  $           0
  Reinvestments...............................................       1,693         54,132           0              0
  Redemptions.................................................    (103,890)    (3,110,418)          0              0
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................     580,072  $  17,833,047           0  $           0
                                                               ===========  =============  ==========  =============
CLASS E
  Sales.......................................................       1,071  $      33,079           0  $           0
  Reinvestments...............................................           0              0           0              0
  Redemptions.................................................           0              0           0              0
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................       1,071  $      33,079           0  $           0
                                                               ===========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.   6,923,479  $ 235,826,988   9,835,235  $ 375,612,999
                                                               ===========  =============  ==========  =============

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

 FINANCIAL HIGHLIGHTS



                                                               CLASS A                                CLASS B
                                     ----------------------------------------------------------  ------------------
                                                                                                 JANUARY 2, 2001(A)
                                                       YEAR ENDED DECEMBER 31,                        THROUGH
                                     ----------------------------------------------------------     DECEMBER 31,
                                        2001        2000        1999        1998        1997            2001
                                     ----------  ----------  ----------  ----------  ----------  ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................. $    35.26  $    40.59  $    35.38  $    28.78  $    22.23       $ 33.71
                                     ----------  ----------  ----------  ----------  ----------       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income.............       0.33        0.34        0.37        0.37        0.34          0.17
  Net realized and unrealized gain
   (loss) on investments............      (4.59)      (4.07)       6.89        7.75        6.79         (3.45)
                                     ----------  ----------  ----------  ----------  ----------       -------
  Total from investment operations..      (4.26)      (3.73)       7.26        8.12        7.13         (3.28)
                                     ----------  ----------  ----------  ----------  ----------       -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income...........................      (0.09)      (0.35)      (0.36)      (0.36)      (0.34)        (0.09)
  Distributions from net realized
   capital gains....................      (0.31)      (1.25)      (1.69)      (1.16)      (0.24)        (0.31)
                                     ----------  ----------  ----------  ----------  ----------       -------
  Total distributions...............      (0.40)      (1.60)      (2.05)      (1.52)      (0.58)        (0.40)
                                     ----------  ----------  ----------  ----------  ----------       -------
NET ASSET VALUE, END OF
 PERIOD............................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78       $ 30.03
                                     ==========  ==========  ==========  ==========  ==========       =======
TOTAL RETURN (%)....................      (12.2)       (9.3)       20.8        28.2        32.2          (9.8)(b)
Ratio of operating expenses to
 average net assets (%).............       0.31        0.28        0.29        0.30        0.33          0.56 (c)
Ratio of net investment income to
 average net assets (%).............       1.02        0.88        1.01        1.21        1.47          0.83 (c)
Portfolio turnover rate (%).........          5           7           9          15          11             5
Net assets, end of period (000)..... $3,665,168  $3,999,903  $4,205,202  $3,111,919  $2,020,480       $17,421

                                        CLASS E
                                     --------------
                                     MAY 1, 2001(A)
                                        THROUGH
                                      DECEMBER 31,
                                          2001
                                     --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................     $33.45
                                         ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income.............       0.00
  Net realized and unrealized gain
   (loss) on investments............      (2.91)
                                         ------
  Total from investment operations..      (2.91)
                                         ------
LESS DISTRIBUTIONS
  Distributions from net investment
   income...........................       0.00
  Distributions from net realized
   capital gains....................       0.00
                                         ------
  Total distributions...............       0.00
                                         ------
NET ASSET VALUE, END OF
 PERIOD.............................     $30.54
                                         ======
TOTAL RETURN (%)....................       (8.7)(b)
Ratio of operating expenses to
 average net assets (%).............       0.46 (c)
Ratio of net investment income to
 average net assets (%).............       0.93 (c)
Portfolio turnover rate (%).........          5
Net assets, end of period (000).....     $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified open end investment company. The Fund is a ''series'' type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments (''Portfolio''). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (''MetLife''), New England Life Insurance Company (''NELICO''), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT SECURITY VALUATION:

   Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days. As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures

METROPOLITAN SERIES FUND, INC.

   contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. INVESTMENT SECURITY TRANSACTIONS:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C. REPURCHASE AGREEMENTS:

   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

D. ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. EXPENSE REDUCTIONS:

   Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:

   For the year ended December 31, 2001, purchases and sales of securities (excluding short-term investments) for the Portfolio were as follows:

                                 PURCHASES                 SALES
                          ----------------------- -----------------------
                             U.S.                    U.S.
      PORTFOLIO           GOVERNMENT    OTHER     GOVERNMENT    OTHER
      ---------           ---------- ------------ ---------- ------------
      MetLife Stock Index     $0     $402,738,229     $0     $185,990,633

METROPOLITAN SERIES FUND, INC.

3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS: Prior to May 1, 2001, Metropolitan Life was the investment adviser to the Portfolio. Effective May 1, 2001, MetLife Advisers, LLC. (MetLife Advisers) became the investment adviser to the Portfolio. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                                       MANAGEMENT FEES
                                          EARNED BY
                     MANAGEMENT FEES  METLIFE ADVISERS
                        EARNED BY           FROM          ANNUAL        BASED ON
                    METROPOLITAN LIFE    MAY 1, 2001    PERCENTAGE PORTFOLIO'S AVERAGE
                         THROUGH           THROUGH      RATES PAID   DAILY NET ASSET
PORTFOLIO            APRIL 30, 2001   DECEMBER 31, 2001 TO ADVISER    VALUE LEVELS
---------           ----------------- ----------------- ----------    ------------
MetLife Stock Index    $3,098,491        $6,293,988       0.250%      Of all assets

   The Fund and MetLife Advisers have entered into a sub-investment management agreement.

   Metropolitan Life is the sub-investment adviser for the MetLife Stock Index Portfolio. MetLife Advisers pays Metropolitan Life a sub-investment management fee for the Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

B. SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Portfolio. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2001 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.


4. DIVIDENDS AND DISTRIBUTIONS:

   The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of the Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long- term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio.

5. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of

METROPOLITAN SERIES FUND, INC.

   collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the Portfolio. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. A portfolio with an outstanding loan at December 31, 2001 is footnoted at the end of the Portfolio's schedule of investments.

6. FUTURES CONTRACTS:

   The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

   Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

7. SUBSTITUTION:

   On April 27, 2001, the New England Zenith Westpeak Stock Index Series (the "Substituted Portfolio") transferred all of its net assets to the MetLife Stock Index Portfolio (the "Replacement Portfolio") in accordance with an order issued by the Securities and Exchange Commission, pursuant to Section 26(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), approving the substitution of shares of the Replacement Portfolio for shares of the Substituted Portfolio. The substitution was accomplished by exchanging 8,014,575 shares of the Replacement Portfolio's shares valued at $265,683,177 for 1,382,291 shares outstanding of the Substituted Portfolio on April 27, 2001. The aggregate net assets of the Replacement Portfolio and the Substituted Portfolio immediately before the substitution were $3,751,196,530 and $265,683,177, respectively.

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)



Information about the Fund's Board of Directors and officers appears below. Each Director is responsible for overseeing each Portfolio of the Fund. There is no limit to the term a Director may serve. The Fund's Statement of Additional Information has further information about the Directors and is available without charge by calling (800) 356-5015.

INTERESTEDDIRECTORS

Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee, of MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.

                                      CURRENT                POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE
NAME AND ADDRESS                  AGE POSITION(S) WITH FUND* HELD SINCE* YEARS, INCLUDING OTHER DIRECTORSHIPS*
----------------                  --- ---------------------- ----------- --------------------------------------------
Anne M. Goggin                    53  Director, Chairman of     2002     Chief Counsel, Individual Business, MetLife
Metropolitan Life Insurance           the Board, President               enterprise; Trustee and Chairman of the
Company                               and Chief Executive                Board, New England Zenith Fund ("Zenith
1 Madison Avenue                      Officer                            Fund"); Senior Vice President and General
New York, NY 10010                                                       Counsel, New England Financial ("NEF");
                                                                         Chair of the Board of Managers, President
                                                                         and Chief Executive Officer, MLA; Director,
                                                                         New England Securities Corporation ("NES");
                                                                         formerly, President, General Counsel,
                                                                         Secretary and Clerk, NES, 1993-1999.

Arthur G. Typermass               63  Director                  1998     Formerly, Senior Vice President and
43 Chestnut Street                                                       Treasurer, MetLife.
Garden City, NY 11530

NON-INTERESTED DIRECTORS
Each Director below is NOT an "interested person" (as defined by the Investment Company Act of 1940).
                                      CURRENT                POSITION(S)
NAME AND ADDRESS                  AGE POSITION(S) WITH FUND* HELD SINCE* PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS*
----------------                  --- ---------------------- ----------- --------------------------------------------

Steve A. Garban+                  64  Director                  1985     Formerly, Senior Vice President, Finance and
The Pennsylvania State University                                        Operations, and Treasurer, The Pennsylvania
208 Old Main                                                             State University.
University Park, PA 16802

Linda B. Strumpf                  54  Director                  2000     Vice President and Chief Investment Officer,
Ford Foundation                                                          Ford Foundation.
320 E. 43rd Street
New York, NY 10017

Dean O. Morton+                   70  Director                  1993     Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                                     Operating Officer and Director,
Palo Alto, CA 94304                                                      Hewlett-Packard Company.

Michael S. Scott Morton+          64  Director                  1993     Jay W. Forrester Professor of Management at
Massachusetts Institute of                                               Sloan School of Management, MIT
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139

Toby Rosenblatt                   63  Director                  2001     President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                      President, Founders Investments, Ltd.
San Francisco, CA 94118

H. Jesse Arnelle                  68  Director                  2001     Counsel, Womble Carlyle Sandridge & Rice;
400 Urbano Drive                                                         formerly, Senior Partner, Arnelle, Hastie,
San Francisco, CA 94127                                                  McGee, Willis and Greene.

METROPOLITAN SERIES FUND, INC.

OFFICERS

                          CURRENT                POSITION(S)
NAME AND ADDRESS      AGE POSITION(S) WITH FUND* HELD SINCE* PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS*
----------------      --- ---------------------- ----------- ------------------------------------------------------
John F. Guthrie, Jr.  58  Senior Vice President     2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC                                        President, Zenith Fund, since 1995; Vice President,
501 Boylston Street                                          NEF.
Boston, MA 02116

Peter Duffy           46  Vice President and        2000     Senior Vice President, MLA, since December 1998;
MetLife Advisers, LLC     Treasurer                          Vice President, since 2002, and Treasurer, since 1998,
501 Boylston Street                                          Zenith Fund; Second Vice President, NEF; formerly,
Boston, MA 02116                                             Senior Vice President, New England Funds, L.P.

Thomas M. Lenz        43  Vice President and        2002     Assistant General Counsel, MetLife; General Counsel
MetLife Advisers, LLC     Secretary                          and Secretary, MLA, since 1998; Vice President, since
501 Boylston Street                                          2002, and Secretary, since 1998, Zenith Fund;
Boston, MA 02116                                             formerly, Vice President, State Street Bank and Trust
                                                             Company.

David W. Allen        45  Senior Vice President     2002     Head of Individual Life Product Management,
Metropolitan Life                                            MetLife; Senior Vice President, Zenith Fund, since
Insurance Company                                            2002.
501 Boylston Street
Boston, MA 02116

Hugh McHaffie         43  Senior Vice President     2000     Senior Vice President, MetLife, since 1999; Senior
Metropolitan Life                                            Vice President, Zenith Fund, since 2002; formerly,
Insurance Company                                            Vice President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116

Thomas C. McDevitt    46  Vice President            2002     Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA 02116

Daphne Thomas-Jones   46  Vice President            2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                            Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

   * Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
   + Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research
     Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust.

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

(1) The Standard & Poor's 500 Index Composite Stock Price Index(R) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(A) The views expressed in the Management's Discussion and Analysis, for each Portfolio, are those of the Portfolio Manager as of December 31, 2001 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--99.0% OF TOTAL NET ASSETS



                                                         VALUE
            SHARES                                     (NOTE 1A)
                    AEROSPACE & DEFENSE--1.6%
             34,792 Goodrich Corp................... $      926,163
             70,569 General Dynamics Corp...........      5,620,115
            283,556 Honeywell International, Inc....      9,589,864
            153,435 Lockheed Martin Corp............      7,160,811
             38,464 Northrop Grumman Corp...........      3,877,556
            136,160 Raytheon Co.....................      4,421,115
             64,228 Rockwell Collins, Inc. (c)......      1,252,446
             43,680 TRW, Inc........................      1,617,907
             49,093 Textron, Inc....................      2,035,396
            291,700 The Boeing Co...................     11,312,126
            163,195 United Technologies Corp........     10,547,293
                                                     --------------
                                                         58,360,792
                                                     --------------

                    AIR TRAVEL--0.2%
             53,034 AMR Corp. (b)...................      1,175,764
             43,232 Delta Air Lines, Inc............      1,264,968
            266,573 Southwest Airlines Co...........      4,926,269
             23,543 U.S. Airways Group, Inc. (b) (c)        149,263
                                                     --------------
                                                          7,516,264
                                                     --------------

                    ALUMINUM--0.4%
            111,933 Alcan Aluminum, Ltd. (ADR)......      4,021,752
            295,816 Alcoa, Inc......................     10,516,259
                                                     --------------
                                                         14,538,011
                                                     --------------

                    APPAREL & TEXTILES--0.3%
             43,945 Jones Apparel Group, Inc. (b)...      1,457,656
             18,237 Liz Claiborne, Inc..............        907,291
             93,563 NIKE, Inc. (Class B)............      5,261,983
             19,852 Reebok International, Ltd. (b)..        526,078
             38,651 VF Corp.........................      1,507,775
                                                     --------------
                                                          9,660,783
                                                     --------------

                    AUTO PARTS--0.2%
             25,277 Cooper Tire & Rubber Co. (b)....        403,421
             49,232 Dana Corp.......................        683,340
            193,700 Delphi Automotive Systems Corp..      2,645,942
             56,532 Goodyear Tire & Rubber Co. (c)..      1,346,027
             30,752 Johnson Controls, Inc...........      2,483,224
             20,486 Snap-On, Inc....................        689,559
             45,407 Visteon Corp....................        682,921
                                                     --------------
                                                          8,934,434
                                                     --------------

                    AUTOMOBILES--0.7%
            630,736 Ford Motor Co...................      9,915,170
            193,485 General Motors Corp.............      9,403,371
            105,785 Harley Davidson, Inc............      5,745,183

                                                           VALUE
            SHARES                                       (NOTE 1A)
                     AUTOMOBILES--(CONTINUED)
              20,528 Navistar International Corp. (b). $      810,856
                                                       --------------
                                                           25,874,580
                                                       --------------

                     BANKS--7.8%
             126,929 AmSouth Bancorporation...........      2,398,958
             157,803 BB&T Corp........................      5,698,266
             405,989 Bank One Corp....................     15,853,871
             547,994 Bank of America Corp.............     34,496,222
             256,710 Bank of New York Co., Inc........     10,473,768
              78,285 Charter One Financial, Inc.......      2,125,438
           1,791,963 Citigroup, Inc...................     90,458,292
              62,346 Comerica, Inc....................      3,572,426
             201,140 Fifth Third Bancorp..............     12,335,916
             363,986 FleetBoston Financial Corp.......     13,285,489
              54,900 Golden West Financial Corp.......      3,230,865
              87,491 Huntington Bancshares, Inc. (c)..      1,503,970
             147,897 Keycorp..........................      3,599,813
             162,949 Mellon Financial Corp............      6,130,142
             211,074 National City Corp...............      6,171,804
              77,364 Northern Trust Corp..............      4,658,860
              79,221 Regions Financial Corp. (c)......      2,371,877
             119,111 SouthTrust Corp..................      2,938,468
             100,596 Sun Trust Banks, Inc.............      6,307,369
             101,742 Synovus Financial Corp...........      2,548,637
             679,503 US Bancorp.......................     14,221,998
              47,849 Union Planters Corp..............      2,159,425
             474,000 Wachovia Corp....................     14,864,640
             590,449 Wells Fargo & Co.................     25,655,009
              32,149 Zions Bancorp....................      1,690,395
                                                       --------------
                                                          288,751,918
                                                       --------------

                     BIOTECHNOLOGY--0.1%
              62,143 Forest Laboratories, Inc. (b)....      5,092,619
                                                       --------------

                     BUILDING & CONSTRUCTION--0.1%
              21,282 Crane Co.........................        545,670
              27,664 Fluor Corp.......................      1,034,634
             158,999 Masco Corp.......................      3,895,476
                                                       --------------
                                                            5,475,780
                                                       --------------

                     BUSINESS SERVICES--2.4%
              68,604 Allied Waste Industries, Inc. (c)        964,572
             214,765 Automatic Data Processing, Inc...     12,649,659
              38,246 Avery Dennison Corp..............      2,162,046
             341,858 Cendant Corp. (b)................      6,703,835
              59,287 Cintas Corp. (c).................      2,845,776
             175,456 Concord EFS, Inc. (b)............      5,751,448
              59,637 Convergys Corp. (b)..............      2,235,791
              23,519 Deluxe Corp......................        977,920

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                            (NOTE 1A)
                  BUSINESS SERVICES--(CONTINUED)
          165,116 Electronic Data Systems Corp.......... $   11,318,702
           49,695 Equifax, Inc..........................      1,200,134
          132,880 First Data Corp.......................     10,424,436
           65,106 Fiserv, Inc. (b)......................      2,755,286
           64,231 H&R Block, Inc........................      2,871,126
          101,555 IMS Health, Inc.......................      1,981,338
          131,533 Interpublic Group of Cos..............      3,885,485
          130,225 Paychex, Inc..........................      4,538,341
           84,934 Pitney Bowes, Inc.....................      3,194,368
           40,436 R.R. Donnelley & Sons Co..............      1,200,545
           61,632 Robert Half International, Inc........      1,645,574
           21,130 Ryder System, Inc.....................        468,030
           46,385 Sabre Holdings Corp...................      1,964,405
          218,887 Waste Management, Inc.................      6,984,684
                                                         --------------
                                                             88,723,501
                                                         --------------

                  CHEMICALS--1.3%
           79,118 Air Products & Chemicals, Inc.........      3,711,425
           24,478 Ashland, Inc..........................      1,127,946
          313,773 Dow Chemical Co.......................     10,599,252
          357,069 E. I. du Pont de Nemours..............     15,179,003
           27,087 Eastman Chemical Co...................      1,056,935
           44,639 Ecolab, Inc...........................      1,796,720
           45,765 Engelhard Corp........................      1,266,775
           17,708 Great Lakes Chemical Corp. (c)........        429,950
           37,791 Hercules, Inc. (c)....................        377,910
           58,534 PPG Industries, Inc...................      3,027,378
           55,842 Praxair, Inc..........................      3,085,271
           76,393 Rohm & Haas Co........................      2,645,490
           25,552 Sigma Aldrich.........................      1,007,004
           35,589 Vulcan Materials Co...................      1,706,137
                                                         --------------
                                                             47,017,196
                                                         --------------

                  COMMUNICATION SERVICES--4.5%
        1,541,817 AOL Time Warner, Inc..................     49,492,326
          108,118 ALLTEL Corp...........................      6,674,124
           96,142 Citizens Communications Co. (c).......      1,024,874
          208,161 Clear Channel Communications (b)......     10,597,477
          329,123 Comcast Corp. (b).....................     11,848,428
           17,513 Meredith Corp.........................        624,338
          278,054 Nextel Communications, Inc. (b) (c)...      3,047,472
           65,057 Omnicom Group, Inc....................      5,812,843
        1,170,848 SBC Communications, Inc...............     45,862,116
           38,506 TMP Worldwide, Inc. (c)...............      1,651,907
           73,571 Univision Communications, Inc. (b) (c)      2,976,683
          617,662 Viacom, Inc. (Class B) (b)............     27,269,777
                                                         --------------
                                                            166,882,365
                                                         --------------

                                                             VALUE
          SHARES                                           (NOTE 1A)
                   COMMUNICATIONS--3.2%
           133,162 Altera Corp.......................... $    2,825,698
           125,857 Analog Devices, Inc. (b).............      5,586,792
         2,554,366 Cisco Systems, Inc. (b)..............     46,259,568
           908,741 Dell Computer Corp. (b)..............     24,699,580
           770,205 EMC Corp. (b)........................     10,351,555
           775,233 Motorola, Inc........................     11,644,000
            46,063 Noble Drilling Corp. (b).............      1,567,985
           266,251 Qualcomm, Inc. (b)...................     13,445,675
                                                         --------------
                                                            116,380,853
                                                         --------------

                   COMPUTERS & BUSINESS EQUIPMENT--5.0%
           268,567 ADC Telecommunications, Inc..........      1,235,408
            28,350 Andrew Corp..........................        620,581
           122,189 Apple Computer, Inc..................      2,675,939
            18,888 Autodesk, Inc........................        703,956
            91,749 Broadcom Corp........................      3,749,782
           111,601 Ciena Corp. (b) (c)..................      1,597,010
            65,383 Citrix Systems, Inc. (b) (c).........      1,481,579
           586,510 Compaq Computer Corp.................      5,724,338
            88,752 Conexant Systems, Inc................      1,274,479
           110,850 Gateway, Inc. (b)....................        891,234
           675,151 Hewlett Packard Co...................     13,867,602
           600,005 International Business Machines Corp.     72,576,605
           127,778 LSI Logic Corp.......................      2,016,337
            45,332 Lexmark International, Inc. (b)......      2,674,588
           110,265 Linear Technology Corp...............      4,304,746
         1,189,170 Lucent Technologies, Inc. (c)........      7,479,879
           209,101 Micron Technology, Inc...............      6,482,131
            33,718 NCR Corp.............................      1,242,845
            61,395 National Semiconductor Corp..........      1,890,352
           115,334 Network Appliance, Inc...............      2,522,355
            49,552 Novellus Systems, Inc. (c)...........      1,954,826
            57,392 PMC--Sierra, Inc. (c)................      1,220,154
           196,024 Palm, Inc. (c).......................        760,573
            32,329 QLogic Corp..........................      1,438,964
         1,129,063 Sun Microsystems, Inc................     13,887,475
            77,241 Symbol Technologies, Inc.............      1,226,587
           141,676 Tellabs, Inc. (b)....................      2,119,473
            62,989 Teradyne, Inc. (c)...................      1,898,488
           603,333 Texas Instruments, Inc...............     16,893,324
            66,351 Vitesse Semiconductor Corp...........        824,743
           250,775 Xerox Corp. (c)......................      2,613,075
           116,195 Xilinx, Inc. (b).....................      4,537,415
                                                         --------------
                                                            184,386,843
                                                         --------------

                   CONGLOMERATES--4.9%
         3,457,753 General Electric Co..................    138,586,740
            30,909 ITT Industries, Inc..................      1,560,905

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                          VALUE
             SHARES                                     (NOTE 1A)
                      CONGLOMERATES--(CONTINUED)
              694,905 Tyco International, Ltd........ $   40,929,904
                                                      --------------
                                                         181,077,549
                                                      --------------

                      CONTAINERS & GLASS--0.1%
               18,672 Bemis, Inc.....................        918,289
               55,487 Pactiv Corp. (b)...............        984,894
               29,405 Sealed Air Corp. (c)...........      1,200,312
                                                      --------------
                                                           3,103,495
                                                      --------------

                      COSMETICS & TOILETRIES--0.4%
               82,282 Avon Products, Inc.............      3,826,113
              367,576 Gillette Co....................     12,277,038
                                                      --------------
                                                          16,103,151
                                                      --------------

                      DOMESTIC OIL--5.9%
               31,223 Amerada Hess Corp..............      1,951,438
               86,644 Anadarko Petroleum Corp........      4,925,711
               47,854 Apache Corp....................      2,386,977
               69,928 Burlington Resources, Inc......      2,625,097
              371,570 ChevronTexaco Corp.............     33,296,388
              218,215 Conoco, Inc....................      6,175,485
               43,891 Devon Energy Corp. (c).........      1,696,387
               40,163 EOG Resources, Inc.............      1,570,775
            2,382,589 ExxonMobil Corp................     93,635,748
              146,934 Halliburton Co.................      1,924,835
               34,895 Kerr-McGee Corp................      1,912,246
               20,948 Mcdermott International, Inc...        257,032
              130,124 Occidental Petroleum Corp......      3,452,190
              133,034 Phillips Petroleum Co..........      8,016,629
               31,230 Rowan Companies, Inc...........        604,925
              739,797 Royal Dutch Petroleum Co. (ADR)     36,264,849
              200,433 Schlumberger, Ltd..............     11,013,793
               27,377 Sunoco, Inc. (c)...............      1,022,257
              108,189 USX-Marathon Group.............      3,245,670
               84,540 Unocal Corp....................      3,049,358
                                                      --------------
                                                         219,027,790
                                                      --------------

                      DRUGS & HEALTH CARE--10.5%
               45,692 Allergan, Inc..................      3,429,185
              364,514 Amgen, Inc. (b)................     20,573,170
               73,817 Applera Corp. (b)..............      2,898,794
               18,743 Bausch & Lomb, Inc.............        705,861
              205,622 Baxter International, Inc......     11,027,508
               90,236 Becton Dickinson & Co..........      2,991,323
               51,464 Biogen, Inc....................      2,951,460
               94,328 Biomet, Inc....................      2,914,735
              139,904 Boston Scientific Corp.........      3,374,485
              673,920 Bristol-Myers Squibb Co........     34,369,920

                                                              VALUE
         SHARES                                             (NOTE 1A)
                  DRUGS & HEALTH CARE--(CONTINUED)
           17,918 C.R. Bard, Inc......................... $    1,155,711
          157,047 Cardinal Health, Inc...................     10,154,659
           65,833 Chiron Corp............................      2,886,119
          391,567 Eli Lilly & Co.........................     30,753,672
           74,300 Genzyme Corp. (b)......................      4,447,598
          106,138 Guidant Corp. (b)......................      5,285,673
          179,385 HCA Healthcare Co......................      6,913,498
           85,513 Health Management Associates (b).......      1,573,439
          136,639 HealthSouth Corp.......................      2,024,990
           58,757 Humana, Inc. (b).......................        692,745
          189,697 Immunex Corp. (b)......................      5,256,504
           85,555 King Pharmaceuticals, Inc. (b).........      3,604,432
           35,199 Manor Care, Inc. (b)...................        834,568
           99,275 McKesson Corp..........................      3,712,885
           74,621 Medimmune, Inc. (c)....................      3,458,683
          421,651 Medtronic, Inc.........................     21,592,748
          792,292 Merck & Co., Inc.......................     46,586,770
        2,189,695 Pfizer, Inc............................     87,259,346
          449,109 Pharmacia Corp.........................     19,154,499
           41,212 Quintiles Transnational Corp. (b)......        661,453
          510,106 Schering-Plough Corp...................     18,266,896
           30,462 St. Jude Medical, Inc. (b).............      2,365,374
           68,912 Stryker Corp. (b)......................      4,022,394
          113,513 Tenet Healthcare Corp. (b).............      6,665,483
          108,595 UnitedHealth Group, Inc................      7,685,268
           37,411 Watson Pharmaceuticals, Inc. (b).......      1,174,331
           22,384 Wellpoint Health Networks, Inc. (b) (c)      2,615,570
           67,828 Zimmer Holdings, Inc...................      2,071,467
                                                          --------------
                                                             388,113,216
                                                          --------------

                  ELECTRIC UTILITIES--2.5%
          185,205 AES Corp. (b)..........................      3,028,102
           43,520 Allegheny Energy, Inc..................      1,576,294
           48,320 Ameren Corp............................      2,043,936
          112,236 American Electric Power, Inc...........      4,885,633
           46,029 CMS Energy Corp........................      1,106,077
          104,232 Calpine Corp. (b) (c)..................      1,750,055
           55,988 Cinergy Corp. (c)......................      1,871,679
           73,777 Consolidated Edison, Inc...............      2,977,640
           57,149 Constellation Energy Group, Inc........      1,517,306
           56,653 DTE Energy Co..........................      2,376,027
           91,907 Dominion Resources, Inc................      5,523,611
          270,566 Duke Energy Co.........................     10,622,421
          122,230 Dynegy, Inc............................      3,116,865
          113,481 Edison International, Inc..............      1,713,563
           77,534 Entergy Corp...........................      3,032,355
          112,112 Exelon Corp............................      5,367,922
           61,256 FPL Group, Inc.........................      3,454,838
          103,675 FirstEnergy Corp.......................      3,626,551
          139,535 Mirant Corp............................      2,235,351

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
                   ELECTRIC UTILITIES--(CONTINUED)
            55,956 Niagara Mohawk Holdings, Inc. (b).... $      992,100
           134,883 PG&E Corp............................      2,595,149
            51,160 PPL Corp.............................      1,782,926
            29,756 Pinnacle West Capital Corp...........      1,245,289
            76,188 Progress Energy, Inc.................      3,430,746
            72,584 Public Service Enterprise Group, Inc.      3,062,319
           103,755 Reliant Energy, Inc..................      2,751,583
           242,117 Southern Co..........................      6,137,666
            92,337 TXU Corp.............................      4,353,689
            48,721 Teco Energy, Inc.....................      1,278,439
           119,910 Xcel Energy, Inc.....................      3,326,303
                                                         --------------
                                                             92,782,435
                                                         --------------

                   ELECTRICAL EQUIPMENT--0.5%
            68,104 American Power Conversion Corp. (b)..        984,784
            32,888 Cooper Industries, Inc...............      1,148,449
            24,106 Eaton Corp...........................      1,793,727
           149,059 Emerson Electric Co..................      8,511,269
            67,593 Molex, Inc...........................      2,092,003
            27,203 Power-One, Inc.......................        283,183
            62,100 Rockwell International Corp..........      1,109,106
            61,925 Thermo Electron Corp.................      1,477,531
            20,253 Thomas & Betts Corp..................        428,351
                                                         --------------
                                                             17,828,403
                                                         --------------

                   ELECTRONICS--3.4%
           117,752 Advanced Micro Devices, Inc. (b).....      1,867,547
           160,575 Agilent Technologies, Inc. (b).......      4,577,993
           284,310 Applied Materials, Inc. (b)..........     11,400,831
           102,888 Applied Micro Circuits Corp..........      1,164,692
           329,410 Corning, Inc. (c)....................      2,938,337
         2,337,821 Intel Corp...........................     73,524,470
           462,442 JDS Uniphase Corp....................      4,013,997
            67,795 Jabil Circuit, Inc. (b)..............      1,540,302
            64,949 KLA-Tencor Corp. (b).................      3,218,872
           112,487 Maxim Integrated Products, Inc. (b)..      5,906,692
            16,954 Millipore Corp.......................      1,029,108
            42,906 Perkinelmer, Inc.....................      1,502,568
           181,345 Sanmina Corp.........................      3,608,766
            54,431 Scientific-Atlanta, Inc. (b).........      1,303,078
           285,820 Solectron Corp.......................      3,224,050
            31,588 Tektronix, Inc.......................        814,339
            45,658 Waters Corp. (b).....................      1,767,878
                                                         --------------
                                                            123,403,520
                                                         --------------

                   FEDERAL AGENCIES--1.2%
           242,267 Federal Home Loan Mortgage Corp......     15,844,262
           347,957 Federal National Mortgage Association     27,662,581
                                                         --------------
                                                             43,506,843
                                                         --------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
                 FINANCE & BANKING--0.2%
         113,308 State Street Corp...................... $    5,920,343
                                                         --------------

                 FINANCIAL SERVICES--3.2%
         464,715 American Express Co....................     16,585,678
          33,056 Bear Stearns Co., Inc. (c).............      1,938,404
          74,841 Capital One Financial Corp.............      4,037,672
         476,011 Charles Schwab Corp....................      7,363,890
          42,572 Countrywide Credit Industries, Inc.....      1,744,175
          90,837 Franklin Resources, Inc................      3,203,821
          85,395 Hartford Financial Services Group, Inc.      5,365,368
         159,424 Household International, Inc...........      9,237,027
         687,203 J.P. Morgan Chase & Co.................     24,979,829
          83,003 Lehman Brothers Holdings, Inc..........      5,544,600
         296,679 MBNA Corp..............................     10,443,101
          54,044 Moody's Corp...........................      2,154,194
          98,942 PNC Financial Services Group, Inc......      5,560,540
          87,312 Providian Financial Corp...............        309,958
          76,304 Stilwell Financial, Inc................      2,076,995
          42,538 T. Rowe Price Group, Inc...............      1,477,345
          54,604 USA Education, Inc.....................      4,587,828
         305,502 Washington Mutual, Inc.................      9,989,915
                                                         --------------
                                                            116,600,340
                                                         --------------

                 FOOD & BEVERAGES--3.9%
          13,022 Adolph Coors Co. (Class B) (c).........        695,375
         307,993 Anheuser Busch Cos., Inc...............     13,924,364
         228,060 Archer Daniels Midland Co..............      3,272,661
          24,104 Brown Forman Corp. (Class B) (c).......      1,508,910
         142,505 Campbell Soup Co.......................      4,256,624
         866,155 Coca Cola Co...........................     40,839,208
         154,905 Coca Cola Enterprises, Inc.............      2,933,901
         186,283 Conagra, Inc...........................      4,427,947
         126,886 General Mills, Inc.....................      6,599,341
         122,433 H.J. Heinz Co..........................      5,034,445
          47,236 Hershey Foods Corp.....................      3,197,877
         141,570 Kellogg Co.............................      4,261,257
          98,878 Pepsi Bottling Group, Inc..............      2,323,633
         609,392 PepsiCo, Inc...........................     29,671,297
         272,835 Sara Lee Corp..........................      6,065,122
         199,082 Unilever N.V. (ADR)....................     11,469,114
          78,444 William Wringley Jr. Co................      4,029,668
                                                         --------------
                                                            144,510,744
                                                         --------------

                 GAS & PIPELINE UTILITIES--0.6%
         177,706 El Paso Corp...........................      7,927,465
          48,444 KeySpan Corp...........................      1,678,584
          38,881 Kinder Morgan, Inc.....................      2,165,283
          71,745 NiSource, Inc..........................      1,654,440
          16,013 Nicor, Inc.............................        666,781
          12,515 Peoples Energy Corp. (c)...............        474,694

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                               (NOTE 1A)
                 GAS & PIPELINE UTILITIES--(CONTINUED)
          72,571 Sempra Energy............................ $    1,781,618
         178,852 The Williams Cos., Inc...................      4,564,303
                                                           --------------
                                                               20,913,168
                                                           --------------

                 HEALTH CARE--PRODUCTS--3.7%
          19,805 Alberto Culver Co. (Class B) (b).........        886,076
         459,496 American Home Products Corp..............     28,194,675
          35,895 AmerisourceBergen Corp. (c)..............      2,281,127
          81,008 Clorox Co................................      3,203,867
          33,289 International Flavours & Fragrances, Inc.        989,016
       1,068,403 Johnson & Johnson........................     63,142,617
         451,271 Procter & Gamble Co......................     35,709,074
                                                           --------------
                                                              134,406,452
                                                           --------------

                 HOTELS & RESTAURANTS--0.7%
          40,168 Darden Restaurants, Inc..................      1,421,947
          39,085 Harrah Entertainment, Inc. (b)...........      1,446,536
         128,628 Hilton Hotels Corp.......................      1,404,618
          30,557 International Game Technology (b) (c)....      2,087,043
          83,584 Marriott International, Inc..............      3,397,689
         447,725 McDonald's Corp..........................     11,851,281
          68,821 Starwood Hotels & Resorts Worldwide,
                  Inc. (Class B)..........................      2,054,307
          50,800 Tricon Global Restaurants, Inc. (b)......      2,499,360
          36,423 Wendy's International, Inc...............      1,062,459
                                                           --------------
                                                               27,225,240
                                                           --------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
          27,468 Black & Decker Corp......................      1,036,368
          21,554 Centex Corp..............................      1,230,518
          51,754 Fortune Brands, Inc......................      2,048,941
          17,527 KB HOME (c)..............................        702,833
          68,436 Leggett & Platt, Inc.....................      1,574,028
          27,111 Maytag Corp..............................        841,254
          20,524 Pulte Corp. (c)..........................        916,807
          23,379 Whirlpool Corp...........................      1,714,382
                                                           --------------
                                                               10,065,131
                                                           --------------

                 HOUSEHOLD PRODUCTS--0.4%
         192,165 Colgate Palmolive Co.....................     11,097,529
          92,569 Newell Rubbermaid, Inc...................      2,552,127
          20,244 Tupperware Corp..........................        389,697
                                                           --------------
                                                               14,039,353
                                                           --------------

                 INDUSTRIAL MACHINERY--1.0%
         119,652 Caterpillar, Inc.........................      6,251,817
          14,492 Cummins Engine, Inc. (c).................        558,522
          49,944 Danaher Corp.............................      3,012,122

                                                            VALUE
          SHARES                                          (NOTE 1A)
                  INDUSTRIAL MACHINERY--(CONTINUED)
           81,727 Deere & Co........................... $    3,568,201
           70,504 Dover Corp...........................      2,613,583
           60,331 Genuine Parts Co.....................      2,214,148
          106,336 Illinois Tool Works, Inc.............      7,201,074
           63,346 Inco, Ltd. (ADR).....................      1,073,081
           58,511 Ingersoll-Rand Co....................      2,446,345
           26,892 Paccar, Inc..........................      1,764,653
           42,542 Pall Corp............................      1,023,560
           40,937 Parker Hannifin Corp.................      1,879,418
           29,470 Stanley Works (c)....................      1,372,418
           33,092 W.W. Grainger, Inc...................      1,588,416
                                                        --------------
                                                            36,567,358
                                                        --------------

                  INSURANCE--4.3%
          181,197 AFLAC, Inc...........................      4,450,198
           49,514 Aetna, Inc...........................      1,633,467
          248,350 Allstate Corp........................      8,369,395
           37,070 Ambac Financial Group, Inc...........      2,144,870
          909,939 American International Group, Inc....     72,249,157
           93,770 Aon Corp.............................      3,330,710
           50,375 CIGNA Corp...........................      4,667,244
           56,792 Cincinnati Financial Corp............      2,166,615
          117,897 Conseco, Inc. (c)....................        525,821
           52,813 Jefferson-Pilot Corp.................      2,443,658
          104,030 John Hancock Financial Services, Inc.      4,296,439
           66,302 Lincoln National Corp................      3,220,288
           66,698 Loews Corp...........................      3,693,735
           51,956 MBIA, Inc............................      2,786,400
           37,602 MGIC Investment Corp.................      2,320,795
           95,660 Marsh & McLennan Cos., Inc...........     10,278,667
          252,442 MetLife, Inc.........................      7,997,363
           25,534 Progressive Corp.....................      3,812,226
           44,969 Safeco Corp..........................      1,400,784
           59,139 The Chubb Corp.......................      4,080,591
           72,241 The St. Paul Cos., Inc...............      3,176,437
           43,251 Torchmark, Inc.......................      1,701,062
           84,768 UnumProvident Corp...................      2,247,200
           46,209 Xl Capital, Ltd......................      4,221,654
                                                        --------------
                                                           157,214,776
                                                        --------------

                  INVESTMENT BROKERAGE--1.0%
          294,778 Merrill Lynch & Co., Inc.............     15,363,829
          381,994 Morgan Stanley Dean Witter & Co......     21,368,745
                                                        --------------
                                                            36,732,574
                                                        --------------

                  LEISURE--0.7%
           30,362 Brunswick Corp.......................        660,677
          203,942 Carnival Corp........................      5,726,691
           59,967 Hasbro, Inc. (c).....................        973,264

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                        (NOTE 1A)
                    LEISURE--(CONTINUED)
            150,338 Mattel, Inc......................... $ 2,585,814
            710,058 The Walt Disney Co..................  14,712,402
                                                         -----------
                                                          24,658,848
                                                         -----------

                    MEDICAL LABORATORIES--0.8%
            540,735 Abbott Laboratories.................  30,145,976
                                                         -----------

                    MINING--0.7%
             27,955 Allegheny Technologies, Inc. (b)....     468,246
              9,902 Ball Corp...........................     700,071
            186,692 Barrick Gold Corp. (ADR)............   2,977,744
             48,259 Freeport-McMoran Copper & Gold, Inc.
                     (Class B) (b) (c)..................     646,188
            136,565 Minnesota Mining & Manufacturing Co.  16,143,349
             68,221 Newmont Mining Corp.................   1,303,703
             27,407 Nucor Corp..........................   1,451,475
             27,671 Phelps Dodge Corp...................     896,541
            114,364 Placer Dome, Inc. (ADR).............   1,247,711
             29,742 Worthington Industries, Inc.........     422,336
                                                         -----------
                                                          26,257,364
                                                         -----------

                    NEWSPAPERS--0.2%
             52,802 New York Times Co...................   2,283,686
            104,155 Tribune Co..........................   3,898,522
                                                         -----------
                                                           6,182,208
                                                         -----------

                    PAPER & FOREST--0.8%
             20,186 Boise Cascade Corp..................     686,526
             80,568 Georgia-Pacific Corp. (c)...........   2,224,483
            167,869 International Paper Co..............   6,773,514
            182,913 Kimberly-Clark Corp.................  10,938,197
             36,382 Louisiana-Pacific Corp..............     307,064
             34,312 Mead Corp...........................   1,059,898
             17,299 Temple-Inland, Inc..................     981,372
             35,630 Westvaco Corp.......................   1,013,674
             75,766 Weyerhaeuser Co.....................   4,097,425
             38,408 Willamette Industries, Inc..........   2,001,825
                                                         -----------
                                                          30,083,978
                                                         -----------

                    PETROLEUM SERVICES--0.3%
            116,958 Baker Hughes, Inc...................   4,265,458
             49,066 Nabors Industries, Inc..............   1,684,436
            111,365 Transocean Sedco Forex, Inc.........   3,766,364
                                                         -----------
                                                           9,716,258
                                                         -----------

                    PHOTOGRAPHY--0.1%
            101,229 Eastman Kodak Co. (c)...............   2,979,169
                                                         -----------

                                                           VALUE
            SHARES                                       (NOTE 1A)
                    PUBLISHING--0.4%
             22,070 American Greetings Corp. (c)....... $   304,125
             29,580 Dow Jones & Co., Inc...............   1,618,913
             92,249 Gannett, Inc.......................   6,201,900
             29,289 Knight Ridder, Inc.................   1,901,735
             67,328 McGraw-Hill Cos., Inc..............   4,105,661
                                                        -----------
                                                         14,132,334
                                                        -----------

                    RAILROADS & EQUIPMENT--0.4%
            134,339 Burlington Northern Santa Fe Corp..   3,832,691
             73,977 CSX Corp...........................   2,592,894
            134,281 Norfolk Southern Corp..............   2,461,371
             86,521 Union Pacific Corp.................   4,931,697
                                                        -----------
                                                         13,818,653
                                                        -----------

                    REAL ESTATE INVESTMENT TRUST--0.2%
            144,314 Equity Office Properties Trust.....   4,340,965
             94,321 Equity Residential Properties Trust   2,707,956
                                                        -----------
                                                          7,048,921
                                                        -----------

                    RETAIL--7.4%
            141,348 Albertson's, Inc...................   4,451,049
             37,550 Autozone, Inc......................   2,696,090
            101,118 Bed Bath & Beyond, Inc. (b)........   3,427,900
             73,603 Best Buy Co., Inc. (b).............   5,481,951
             39,648 Big Lots, Inc......................     412,339
            136,112 CVS Corp...........................   4,028,915
             72,558 Circuit City Stores, Inc...........   1,882,880
            157,814 Costco Wholesale Corp. (b).........   7,003,785
             28,586 Dillard's, Inc. (c)................     457,376
            113,766 Dollar General Corp................   1,695,113
             59,922 Family Dollar Stores, Inc. (b).....   1,796,462
             67,110 Federated Department Stores, Inc...   2,744,799
            816,195 Home Depot, Inc....................  41,634,107
             91,823 J.C. Penney Co., Inc. (c)..........   2,470,039
            170,989 K-Mart Corp. (b) (c)...............     933,600
            116,765 Kohl's Corp........................   8,224,927
            269,577 Lowe's Cos., Inc...................  12,511,069
            103,802 May Department Stores Co...........   3,838,598
             46,815 Nordstrom, Inc. (c)................     947,067
            106,921 Office Depot, Inc. (b).............   1,982,315
             62,430 Radioshack Corp....................   1,879,143
            174,814 Safeway, Inc. (b)..................   7,298,485
            112,362 Sears Roebuck & Co.................   5,352,926
             53,186 Sherwin-Williams Co................   1,462,615
            160,783 Staples, Inc.......................   3,006,642
            133,106 Starbucks Corp. (c)................   2,535,669
             46,429 Supervalue, Inc....................   1,027,009
            232,152 Sysco Corp.........................   6,087,025
             94,996 TJX Cos., Inc......................   3,786,541
            314,610 Target Corp........................  12,914,740

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
                  RETAIL--(CONTINUED)
          299,968 The Gap, Inc............................ $  4,181,554
          279,791 The Kroger Co. (b)......................    5,839,238
          149,283 The Limited, Inc........................    2,197,446
           51,365 Tiffany & Co............................    1,616,457
           69,180 Toys "R" Us, Inc. (b)...................    1,434,793
        1,552,425 Wal-Mart Stores, Inc....................   89,342,059
          355,574 Walgreen Co.............................   11,968,621
           46,918 Winn-Dixie Stores, Inc..................      668,582
                                                           ------------
                                                            271,219,926
                                                           ------------

                  SOFTWARE--5.3%
           82,615 Adobe Systems, Inc......................    2,565,196
           83,383 BMC Software, Inc. (b)..................    1,364,980
          200,603 Computer Associates International, Inc..    6,918,797
           59,342 Computer Sciences Corp. (b).............    2,906,571
          129,523 Compuware Corp. (b).....................    1,527,076
           64,607 Comverse Technology, Inc................    1,445,259
           73,863 Intuit, Inc. (b)........................    3,159,859
           28,491 Mercury Interactive Corp. (b)...........      968,124
        1,875,884 Microsoft Corp. (b).....................  124,277,315
          126,148 Novell, Inc. (b)........................      579,019
           50,356 Nvidia Corp. (b)........................    3,368,816
        1,937,155 Oracle Corp. (b)........................   26,752,111
           88,570 Parametric Technology Corp..............      691,732
          105,493 Peoplesoft, Inc.........................    4,240,819
           44,004 Sapient Corp. (b).......................      339,711
          161,043 Siebel Systems, Inc. (b)................    4,505,983
          111,146 Unisys Corp.............................    1,393,771
          139,627 Veritas Software Corp. (b)..............    6,259,478
          197,853 YAHOO!, Inc. (c)........................    3,509,912
                                                           ------------
                                                            196,774,529
                                                           ------------

                  STEEL--0.0%
           29,323 USX-U.S. Steel Group....................      531,040
                                                           ------------

                  TECHNOLOGY--0.0%
           99,924 Avaya, Inc..............................    1,214,077
                                                           ------------

                  TELEPHONE--4.1%
        1,232,312 AT&T Corp...............................   22,354,140
          880,252 AT&T Wireless Services, Inc.............   12,649,221
          653,599 BellSouth Corp..........................   24,934,802
           49,547 Centurytel, Inc.........................    1,625,142
        1,114,851 Nortel Networks Corp....................    8,361,382
          579,889 Qwest Communications International, Inc.    8,193,832
          308,939 Sprint Corp. (FON Group)................    6,203,495

                                                              VALUE
          SHARES                                            (NOTE 1A)
                    TELEPHONE--(CONTINUED)
            343,322 Sprint Corp. (PCS Group) (b) (c)..... $    8,380,490
            945,457 Verizon Communications...............     44,871,389
          1,027,290 Worldcom, Inc........................     14,464,243
                                                          --------------
                                                             152,038,136
                                                          --------------

                    TOBACCO--1.0%
            754,670 Philip Morris Cos., Inc..............     34,601,620
             57,365 UST, Inc.............................      2,007,775
                                                          --------------
                                                              36,609,395
                                                          --------------

                    TRUCKING & FREIGHT FORWARDING--0.1%
            103,837 FedEx Corp...........................      5,387,064
                                                          --------------

                    Total Common Stocks
                     (Identified Cost $3,134,750,922)....  3,645,535,696
                                                          --------------
         SHORT TERM INVESTMENT--1.0%

           FACE
          AMOUNT

                    DISCOUNT NOTES--1.0%
        $35,300,000 Federal Home Loan Mortgage
                     1.510%, 1/2/02......................     35,298,519
                                                          --------------
                    Total Short Term Investment
                     (Identified Cost $35,298,519).......     35,298,519
                                                          --------------
                    Total Investments--100.0%
                     (Identified Cost $3,170,049,441) (a)  3,680,834,215
                    Other assets less liabilities........      1,787,166
                                                          --------------
                    TOTAL NET ASSETS--100%............... $3,682,621,381
                                                          ==============

                See accompanying notes to financial statements.

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2001

 FUTURES CONTRACTS


                                                       VALUATION AS OF
                      NUMBER OF EXPIRATION  CONTRACT    DECEMBER 31,    UNREALIZED
FUTURE CONTRACTS LONG CONTRACTS    DATE      AMOUNT         2001       APPRECIATION
    S&P Index 500....    120     3/1/2002  $34,172,250   $34,476,000     $303,750
                                                                         ========

(a)Federal Tax Information:
   At December 31, 2001 the net unrealized appreciation on investments based on cost of $3,190,812,337 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 937,516,838
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (447,494,960)
                                                                                                               -------------
Net unrealized appreciation................................................................................... $ 490,021,878
                                                                                                               =============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2001, the market value of securities loaned was $34,088,153 with collateral backing valued at $36,085,799.

Key to Abbreviations:
ADR-- AnAmerican Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADR's is significantly influenced by trading on exchanges not located in the United States or Canada.

                         Independent Auditors' Report

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 12, 2002

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2001 AND 2000
                             (Dollars in millions)

                                                                                           2001     2000
                                                                                         -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value.................................... $110,601 $112,445
  Equity securities, at fair value......................................................    3,027    2,193
  Mortgage loans on real estate.........................................................   24,626   21,951
  Real estate and real estate joint ventures............................................    4,925    5,504
  Policy loans..........................................................................    7,894    8,158
  Other limited partnership interests...................................................    1,637    1,652
  Short-term investments................................................................    1,168      930
  Other invested assets.................................................................    3,013    2,898
                                                                                         -------- --------
   Total investments....................................................................  156,891  155,731
Cash and cash equivalents...............................................................    3,932    3,419
Accrued investment income...............................................................    1,981    2,040
Premiums and other receivables..........................................................    7,005    7,962
Deferred policy acquisition costs.......................................................   10,471   10,497
Other assets............................................................................    4,750    3,823
Separate account assets.................................................................   62,714   70,250
                                                                                         -------- --------
   Total assets......................................................................... $247,744 $253,722
                                                                                         ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits................................................................ $ 83,493 $ 81,966
  Policyholder account balances.........................................................   54,764   54,095
  Other policyholder funds..............................................................    5,880    5,029
  Policyholder dividends payable........................................................    1,042    1,082
  Policyholder dividend obligation......................................................      708      385
  Short-term debt.......................................................................      345    1,085
  Long-term debt........................................................................    2,380    3,406
  Current income taxes payable..........................................................      162      127
  Deferred income taxes payable.........................................................    1,893      742
  Payables under securities loaned transactions.........................................   12,662   12,301
  Other liabilities.....................................................................    6,981    7,120
  Separate account liabilities..........................................................   62,714   70,250
                                                                                         -------- --------
   Total liabilities....................................................................  233,024  237,588
                                                                                         -------- --------
Commitments and contingencies (Note 11)
Company-obligated mandatorily redeemable securities of subsidiary trusts................      276      118
                                                                                         -------- --------
Stockholder's Equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664
   shares issued and outstanding at December 31, 2001 and 2000..........................        5        5
  Additional paid-in capital............................................................   12,825   14,549
  Retained earnings.....................................................................       --      407
  Accumulated other comprehensive income................................................    1,614    1,055
                                                                                         -------- --------
   Total stockholder's equity...........................................................   14,444   16,016
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $247,744 $253,722
                                                                                         ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED
                        DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                           2001    2000     1999
                                                                                          ------- -------  -------
REVENUES
Premiums................................................................................. $17,023 $16,263  $12,088
Universal life and investment-type product policy fees...................................   1,874   1,820    1,433
Net investment income....................................................................  11,791  11,773    9,816
Other revenues...........................................................................   1,532   2,259    1,861
Net investment gains (losses) (net of amounts allocable to other accounts of $(33), $(54)
  and $(67), respectively)...............................................................     927    (418)     (70)
                                                                                          ------- -------  -------
   Total revenues........................................................................  33,147  31,697   25,128
                                                                                          ------- -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly related to net investment
  gains and losses of $(54), $41 and $(21), respectively)................................  18,265  16,935   13,100
Interest credited to policyholder account balances.......................................   3,035   2,935    2,441
Policyholder dividends...................................................................   2,060   1,913    1,690
Payments to former Canadian policyholders................................................      --     327       --
Demutualization costs....................................................................      --     230      260
Other expenses (excludes amounts directly related to net investment gains and losses of
  $21, $(95) and $(46), respectively)....................................................   7,464   7,931    6,462
                                                                                          ------- -------  -------
   Total expenses........................................................................  30,824  30,271   23,953
                                                                                          ------- -------  -------
Income before provision for income taxes.................................................   2,323   1,426    1,175
Provision for income taxes...............................................................     836     477      558
                                                                                          ------- -------  -------
Net income............................................................................... $ 1,487 $   949  $   617
                                                                                          ======= =======  =======
Net income after April 7, 2000 (date of demutualization) (Note 1)........................         $ 1,169
                                                                                                  =======



         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                Accumulated Other Comprehensive
                                                                                         Income (Loss)
                                                                               --------------------------------
                                                                                  Net
                                                                               Unrealized   Foreign    Minimum
                                                          Additional           Investment  Currency    Pension
                                                   Common  Paid-in   Retained    Gains    Translation Liability
                                                   Stock   Capital   Earnings   (Losses)  Adjustment  Adjustment  Total
                                                   ------ ---------- --------  ---------- ----------- ---------- -------
Balance at January 1, 1999........................  $--    $    --   $ 13,483   $ 1,540      $(144)      $(12)   $14,867
Comprehensive loss:...............................
  Net income......................................                        617                                        617
  Other comprehensive loss:
   Unrealized investment losses, net of related
    offsets, reclassification adjustments and
    income taxes..................................                               (1,837)                          (1,837)
   Foreign currency translation adjustments.......                                              50                    50
   Minimum pension liability adjustment...........                                                         (7)        (7)
                                                                                                                 -------
   Other comprehensive loss.......................                                                                (1,794)
                                                                                                                 -------
  Comprehensive loss..............................                                                                (1,177)
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 1999......................   --         --     14,100      (297)       (94)       (19)    13,690
Policy credits and cash payments to eligible
 policyholders....................................                     (2,958)                                    (2,958)
Common stock issued in demutualization............    5     10,917    (10,922)                                        --
Capital contribution from Parent..................           3,632                                                 3,632
Dividends on common stock.........................                       (762)                                      (762)
Comprehensive income:
  Net loss before date of demutualization.........                       (220)                                      (220)
  Net income after date of demutualization........                      1,169                                      1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                1,480                            1,480
   Foreign currency translation adjustments.......                                              (6)                   (6)
   Minimum pension liability adjustment...........                                                         (9)        (9)
                                                                                                                 -------
   Other comprehensive income.....................                                                                 1,465
                                                                                                                 -------
  Comprehensive income............................                                                                 2,414
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2000......................    5     14,549        407     1,183       (100)       (28)    16,016
Sale of subsidiary to Holding Company.............              96                 (109)        19                     6
Issuance of warrants - by subsidiary..............              40                                                    40
Dividends on common stock.........................          (1,860)    (1,894)                                    (3,754)
Comprehensive income:
  Net income......................................                      1,487                                      1,487
  Other comprehensive income:
   Cumulative effect of change in accounting for
    derivatives, net of income taxes and
    reclassification adjustment...................                                   22                               22
   Unrealized gains on derivative instruments,
    net of income taxes...........................                                   24                               24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                  679                              679
   Foreign currency translation adjustments.......                                             (58)                  (58)
   Minimum pension liability adjustment...........                                                        (18)       (18)
                                                                                                                 -------
   Other comprehensive income.....................                                                                   649
                                                                                                                 -------
  Comprehensive income............................                                                                 2,136
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2001......................  $ 5    $12,825   $     --   $ 1,799      $(139)      $(46)   $14,444
                                                    ===    =======   ========   =======      =====       ====    =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001,
                                 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from operating activities
Net income........................................................................ $  1,487  $    949  $    617
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses.........................................      (40)      (88)      173
   Losses from sales of investments and businesses, net...........................     (894)      472       137
   Interest credited to other policyholder account balances.......................    3,035     2,935     2,441
   Universal life and investment-type product policy fees.........................   (1,874)   (1,820)   (1,433)
   Change in premiums and other receivables.......................................      (14)     (164)     (619)
   Change in deferred policy acquisition costs, net...............................     (553)     (519)     (389)
   Change in insurance-related liabilities........................................    3,429     2,590     2,243
   Change in income taxes payable.................................................      871       246        22
   Change in other liabilities....................................................      (57)   (2,193)      874
   Other, net.....................................................................   (1,147)   (1,166)     (183)
                                                                                   --------  --------  --------
Net cash provided by operating activities.........................................    4,243     1,242     3,883
                                                                                   --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities...............................................................   51,101    57,326    73,120
   Equity securities..............................................................    2,107       899       760
   Mortgage loans on real estate..................................................    1,910     2,163     1,992
   Real estate and real estate joint ventures.....................................    1,090       655     1,062
   Other limited partnership interests............................................      463       422       469
 Purchases of:
   Fixed maturities...............................................................  (51,678)  (63,779)  (72,253)
   Equity securities..............................................................   (3,050)     (863)     (410)
   Mortgage loans on real estate..................................................   (3,412)   (2,836)   (4,395)
   Real estate and real estate joint ventures.....................................     (592)     (407)     (341)
   Other limited partnership interests............................................     (497)     (660)     (465)
 Net change in short-term investments.............................................     (303)    2,382    (1,577)
 Purchase of businesses, net of cash received.....................................       --      (416)   (2,972)
 Proceeds from sales of businesses................................................      921       877        --
 Net change in payable under securities loaned transactions.......................      361     5,840     2,692
 Other, net.......................................................................     (547)     (925)      (71)
                                                                                   --------  --------  --------
Net cash (used in) provided by investing activities............................... $ (2,126) $    678  $ (2,389)
                                                                                   --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
   Deposits....................................................................... $ 29,012  $ 28,620  $ 18,428
   Withdrawals....................................................................  (25,299)  (28,235)  (20,650)
 Net change in short-term debt....................................................     (740)   (3,095)      608
 Long-term debt issued............................................................      353     1,224        42
 Long-term debt repaid............................................................   (1,379)     (124)     (434)
 Capital contribution from Parent.................................................        6     3,632
 Net proceeds from issuance of company-obligated mandatorily redeemable securities
   of subsidiary trust............................................................      197        --        --
 Cash payments to eligible policyholders..........................................       --    (2,550)       --
 Dividends on common stock........................................................   (3,754)     (762)       --
                                                                                   --------  --------  --------
Net cash used in financing activities.............................................   (1,604)   (1,290)   (2,006)
                                                                                   --------  --------  --------
Change in cash and cash equivalents...............................................      513       630      (512)
Cash and cash equivalents, beginning of year......................................    3,419     2,789     3,301
                                                                                   --------  --------  --------
Cash and cash equivalents, end of year............................................ $  3,932  $  3,419  $  2,789
                                                                                   ========  ========  ========
Supplemental disclosures of cash flow information:
 Cash paid during the year for:
   Interest....................................................................... $    336  $    448  $    388
                                                                                   ========  ========  ========
   Income taxes................................................................... $    453  $    256  $    587
                                                                                   ========  ========  ========
 Non-cash transactions during the year:
   Policy credits to eligible policyholders....................................... $     --  $    408  $     --
                                                                                   ========  ========  ========
   Business acquisitions--assets.................................................. $     --  $ 22,936  $  5,328
                                                                                   ========  ========  ========
   Business acquisitions--liabilities............................................. $     --  $ 22,437  $  1,860
                                                                                   ========  ========  ========
   Business dispositions--assets.................................................. $  6,162  $  1,184  $     --
                                                                                   ========  ========  ========
   Business dispositions--liabilities............................................. $  5,263  $  1,014  $     --
                                                                                   ========  ========  ========
   Real estate acquired in satisfaction of debt................................... $     11  $     22  $     37
                                                                                   ========  ========  ========
   Mortgage note on sale of real estate........................................... $  1,530  $     --  $     --
                                                                                   ========  ========  ========



         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated. Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001 is included in the accompanying consolidated financial statements until the date of sale. See note 12 "Acquisitions and Dispositions".

   The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

   Minority interest related to consolidated entities included in other liabilities was $442 million and $409 million at December 31, 2001 and 2000, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

  Summary of Critical Accounting Policies

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans, and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivatives

   The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives that are not designated as hedges, and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant interpretations of the primary accounting standards which continue to evolve, as well as the significant judgements and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances; however, the use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimates of gross margins and profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred.

  Future Policy Benefits

   The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

   The Company establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the property covered and the insured, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

  Reinsurance

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty around numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain cases could have an adverse effect upon the Company's operating results or cash flows in particular quarterly or annual periods. See Note 11 "Commitments and Contingencies".

  General Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

   Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Interest accrues to these funds withheld at rates defined by the treaty terms.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments. The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

  Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: the hedging of liabilities, invested assets, portfolios of assets or liabilities and anticipated transactions. Additionally, Metropolitan Life enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Department. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit and foreign currency swaps, foreign exchange contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are reported in net investment gains or losses.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other anticipated transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2001, 15 such RSATs, with notional amounts totaling $205 million, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered call options and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from ten to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,349 million and $1,287 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $94 million, $89 million and $106 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $165 million and $86 million at December 31, 2001 and 2000, respectively. Related amortization expenses was $106 million, $45 million and $5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Deferred policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

   Information regarding deferred policy acquisition costs is as follows:

                                                 Years Ended December 31,
                                                -------------------------
                                                 2001     2000     1999
                                                -------  -------  -------
                                                  (Dollars in millions)
     Balance at January 1...................... $10,497  $ 9,070  $ 7,028
     Capitalization of policy acquisition costs   2,018    1,805    1,160
     Value of business acquired................      --    1,681      156
                                                -------  -------  -------
            Total..............................  12,515   12,556    8,344
                                                -------  -------  -------
     Amortization allocated to:
        Net investment losses..................      21      (95)     (46)
        Unrealized investment losses...........     128      596   (1,628)
        Other expenses.........................   1,434    1,472      930
                                                -------  -------  -------
            Total amortization.................   1,583    1,973     (744)
                                                -------  -------  -------
     Dispositions and other....................    (461)     (86)     (18)
                                                -------  -------  -------
     Balance at December 31.................... $10,471  $10,497  $ 9,070
                                                =======  =======  =======

   Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill has been amortized on a straight-line basis over a period ranging from ten to 30 years through December 31, 2001. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments through 2001 were recognized in operating results when permanent diminution in value was deemed to have occurred.

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001       2000   1999
                                                   -----      -----  ----
                                                   (Dollars in millions)
Net Balance at January 1......................... $ 703      $ 611   $404
Acquisitions.....................................    20        286    237
Amortization.....................................   (47)       (69)   (30)
Dispositions.....................................  (101)      (125)    --
                                                   -----      -----  ----
Net Balance at December 31....................... $ 575      $ 703   $611
                                                   =====      =====  ====

                                              December 31,
                                          ---------------------
                                             2001        2000
                                          ----         ----
                                          (Dollars in millions)
Accumulated Amortization................. $108         $81
                                             ====      ===

   See "--Application of Accounting Pronouncements" below regarding changes in amortization and impairment testing effective January 1, 2002.

  Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Policyholder Dividends

   Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 18% and 22% of the Company's life insurance in-force, and 82% and 81% of the number of life insurance policies in-force, at December 31, 2001 and 2000, respectively. Participating policies represented approximately 44% and 46%, 47% and 50%, and 50% and 54% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   Metropolitan Life, the Holding Company and includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

  Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123") in Note 17.

  Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Demutualization

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed income securities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The Financial Accounting Standards Board ("FASB") continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $48 million, $101 million and $65 million for the years ended December 31, 2001, 2000 and 1999, respectively. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing an estimate of the impact of the adoption of SFAS 142, if any, on its consolidated financial statements. The Company has tentatively determined that there will be no significant reclassifications between goodwill and other intangible asset balances, and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

   In July 2001, the Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 a terrorist attack occurred in New York, Washington D.C. and Pennsylvania (collectively, the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposures to this event with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, although it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   As of December 31, 2001, the Company's estimate of the total insurance losses related to the tragedies is $208 million, net of income tax of $117 million. This estimate is subject to revision in subsequent periods as claims are received from insureds and claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. In particular, the declines in share prices experienced after the reopening of the United States equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn could have an adverse effect on fees earned in the Company's businesses. In addition, the Institutional segment may receive disability claims from individuals suffering from mental and nervous disorders resulting from the tragedies. This may lead to a revision in the Company's estimated insurance losses related to the tragedies. The majority of the Company's disability policies include the provision that such claims be submitted within two years of the traumatic event.

   The Company's general account investment portfolios include investments, primarily comprised of fixed income securities, in industries that were affected by the tragedies, including airline, other travel and lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The market value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.0 billion at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:
 Bonds:........................................................
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  7,875  $1,004 $   42  $  8,837
   States and political subdivisions...........................    1,486      48     10     1,524
   Foreign governments.........................................    4,206     401     41     4,566
   Corporate...................................................   45,547   1,647    996    46,198
   Mortgage- and asset-backed securities.......................   32,628     870    261    33,237
   Other.......................................................   15,104     925    553    15,476
                                                                --------  ------ ------  --------
     Total bonds...............................................  106,846   4,895  1,903   109,838
   Redeemable preferred stocks.................................      784      12     33       763
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $107,630  $4,907 $1,936  $110,601
                                                                ========  ====== ======  ========
Equity Securities:.............................................
 Common stocks................................................. $  1,938  $  655 $   75  $  2,518
 Nonredeemable preferred stocks................................      483      28      2       509
                                                                --------  ------ ------  --------
     Total equity securities................................... $  2,421  $  683 $   77  $  3,027
                                                                ========  ====== ======  ========

   Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:..............................................
 Bonds:........................................................
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  8,443  $1,188 $   16  $  9,615
   States and political subdivisions...........................    1,563      79      3     1,639
   Foreign governments.........................................    5,153     341    153     5,341
   Corporate...................................................   47,338   1,124  1,451    47,011
   Mortgage- and asset-backed securities.......................   32,996     697    165    33,528
   Other.......................................................   14,935     436    381    14,990
                                                                --------  ------ ------  --------
     Total bonds...............................................  110,428   3,865  2,169   112,124
   Redeemable preferred stocks.................................      321      --     --       321
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $110,749  $3,865 $2,169  $112,445
                                                                ========  ====== ======  ========
Equity Securities:.............................................
 Common stocks................................................. $    872  $  785 $   55  $  1,602
 Nonredeemable preferred stocks................................      577      19      5       591
                                                                --------  ------ ------  --------
     Total equity securities................................... $  1,449  $  804 $   60  $  2,193
                                                                ========  ====== ======  ========

   The Company held foreign currency derivatives with notional amounts of $1,925 million and $1,449 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $9,618 million and $9,864 million at December 31, 2001 and 2000, respectively. Non-income producing fixed maturities were insignificant.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date, are shown below:

                                                   Cost or    Estimated
                                                  Amortized     Fair
                                                    Cost        Value
                                                  ---------   ---------
                                                  (Dollars in millions)
           Due in one year or less............... $  3,929    $  3,976
           Due after one year through five years.   19,500      20,147
           Due after five years through ten years   21,661      21,944
           Due after ten years...................   29,128      30,534
                                                  --------    --------
              Total..............................   74,218      76,601
           Mortgage- and asset-backed securities.   32,628      33,237
                                                  --------    --------
              Total bonds........................ $106,846    $109,838
                                                  ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                        ------------------------
                                          2001    2000    1999
                                        -------  ------- -------
                                         (Dollars in millions)
                Proceeds............... $27,576  $46,205 $59,852
                Gross investment gains. $   634  $   599 $   605
                Gross investment losses $   934  $ 1,520 $   911

   Gross investment losses above exclude writedowns recorded during 2001, 2000 and 1999 for other than temporarily impaired available-for-sale securities of $278 million, $324 million and $133 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,471 million and $11,746 million and an estimated fair value of $14,404 million and $12,289 million were on loan under the program at December 31, 2001 and 2000, respectively. The Company was liable for cash collateral under its control of $12,662 million and $12,301 million at December 31, 2001 and 2000, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1.5 billion in financial assets as of December 31, 2001. Two of these transactions included the transfer of assets totaling approximately $289 million from which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment gains, recognized by the Company, were insignificant. The Company's beneficial interests in these SPEs and the related investment income were insignificant as of and for the year ended December 31, 2001.

   The Company invests in structured notes and similar type instruments which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $1.6 billion and $1.3 billion at December 31, 2001 and 2000, respectively. The related income recognized was $44 million and $62 million for the years ended December 31, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $835 million and $932 million at December 31, 2001 and 2000, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,218 million and $1,234 million at December 31, 2001 and 2000, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2001            2000
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $19,502    79%  $16,944    77%
          Agricultural mortgage loans   5,267    21%    4,980    22%
          Residential mortgage loans.       1     0%      110     1%
                                      -------   ---   -------   ---
             Total...................  24,770   100%   22,034   100%
                                                ===             ===
          Less: Valuation allowances.     144              83
                                      -------         -------
             Mortgage loans.......... $24,626         $21,951
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2001, approximately 16%, 14% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   In 2001, the Company entered into a commercial loan for $1,530 million with MIAC, a related party, in connection with MIAC's purchase of real estate from the Company.

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $644 million and $540 million at December 31, 2001 and 2000, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                         Years ended
                                                         December 31,
                                                    ---------------------
                                                     2001    2000   1999
                                                    ----     ----  -----
                                                    (Dollars in millions)
         Balance at January 1...................... $ 83     $ 90  $ 173
         Additions.................................  106       38     40
         Deductions for writedowns and dispositions  (45)     (74)  (123)
         Acquisitions of affiliates................   --       29     --
                                                     ----    ----  -----
         Balance at December 31.................... $144     $ 83  $  90
                                                     ====    ====  =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                            December 31,
                                                        ---------------------
                                                            2001       2000
                                                           ------    ----
                                                        (Dollars in millions)
   Impaired mortgage loans with valuation allowances... $  816       $592
   Impaired mortgage loans without valuation allowances    315        330
                                                           ------      ----
      Total............................................  1,131        922
   Less: Valuation allowances..........................    140         77
                                                           ------      ----
      Impaired mortgage loans.......................... $  991       $845
                                                           ======      ====

   The average investment in impaired mortgage loans on real estate was $938 million, $912 million and $1,134 million for the years ended December 31, 2001, 2000 and 1999, respectively. Interest income on impaired mortgage loans was $92 million, $76 million and $101 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The investment in restructured mortgage loans on real estate was $684 million and $784 million at December 31, 2001 and 2000, respectively. Interest income of $52 million, $62 million and $80 million was recognized on restructured loans for the years ended December 31, 2001, 2000 and 1999, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $60 million, $74 million and $92 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $43 million and $40 million at December 31, 2001 and 2000, respectively.

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                    December 31,
                                                               ---------------------
                                                                  2001       2000
                                                                 ------     ------
                                                               (Dollars in millions)
Real estate and real estate joint ventures held-for-investment $5,088      $5,495
Impairments...................................................   (244)       (272)
                                                                 ------     ------
   Total......................................................  4,844       5,223
                                                                 ------     ------
Real estate and real estate joint ventures held-for-sale......    204         417
Impairments...................................................    (88)        (97)
Valuation allowance...........................................    (35)        (39)
                                                                 ------     ------
   Total......................................................     81         281
                                                                 ------     ------
       Real estate and real estate joint ventures............. $4,925      $5,504
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,882 million and $2,337 million at December 31, 2001 and 2000, respectively. Related depreciation expense was $217 million, $224 million and $247 million for the years ended December 31, 2001, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               ----------------------------
                                    2001           2000
                               -------------  -------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $3,079    63%  $3,635    66%
                   Retail.....    779    16%     586    10%
                   Apartments.    495    10%     558    10%
                   Land.......    184     4%     202     4%
                   Agriculture     14     0%      84     2%
                   Other......    374     7%     439     8%
                               ------   ---   ------   ---
                      Total... $4,925   100%  $5,504   100%
                               ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2001, approximately 27%, 15% and 13% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                         Years ended
                                                        December 31,
         -                                          --------------------
                                                     2001    2000  1999
                                                    ----     ----  ----
                                                    (Dollars in millions
         Balance at January 1...................... $ 39     $ 34  $ 33
         Additions charged to operations...........   16       17    36
         Deductions for writedowns and dispositions  (20)     (12)  (35)
                                                     ----    ----  ----
         Balance at December 31.................... $ 35     $ 39  $ 34
                                                     ====    ====  ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $57 million, $45 million and $61 million for the years ended December 31, 2001, 2000 and 1999, respectively. Investment (expense) income related to impaired real estate and real estate joint ventures held-for-sale was $(4) million, $18 million and $14 million for the years ended December 31, 2001, 2000 and 1999, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $9 million and $15 million at December 31, 2001 and 2000, respectively.

   The Company owned real estate acquired in satisfaction of debt of $49 million and $66 million at December 31, 2001 and 2000, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                               December 31,
                 -                         --------------------
                                             2001       2000
                                            ------     ------
                                           (Dollars in millions
                 Investment............... $1,070     $1,002
                 Estimated residual values    505        546
                                            ------     ------
                    Total.................  1,575      1,548
                 Unearned income..........   (404)      (384)
                                            ------     ------
                    Leveraged leases...... $1,171     $1,164
                                            ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases is $1,077 million and $1,040 million at December 31, 2001 and 2000, respectively.

  Net Investment Income

   The components of net investment income were as follows:

                                                    Years ended December 31,
                                                    ------------------------
                                                      2001    2000    1999
                                                    -------  ------- -------
                                                     (Dollars in millions)
   Fixed maturities................................ $ 8,462  $ 8,529 $ 7,171
   Equity securities...............................      48       41      40
   Mortgage loans on real estate...................   1,838    1,693   1,484
   Real estate and real estate joint ventures......   1,332    1,407   1,426
   Policy loans....................................     527      515     340
   Other limited partnership interests.............      48      142     199
   Cash, cash equivalents and short-term investment     264      271     173
   Other...........................................     268      192      91
                                                    -------  ------- -------
      Total........................................  12,787   12,790  10,924
   Less: Investment expenses.......................     996    1,017   1,108
                                                    -------  ------- -------
      Net investment income........................ $11,791  $11,773 $ 9,816
                                                    =======  ======= =======

  Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001     2000    1999
                                                  ------   -------  -----
                                                   (Dollars in millions)
       Fixed maturities.......................... $ (644)  $(1,437) $(538)
       Equity securities.........................     66       192     99
       Mortgage loans on real estate.............    (91)      (18)    28
       Real estate and real estate joint ventures  1,626       101    265
       Other limited partnership interests.......   (161)       (7)    33
       Sales of businesses.......................     25       632     --
       Other.....................................     73        65    (24)
                                                  ------   -------  -----
          Total..................................    894      (472)  (137)
       Amounts allocable to:
          Deferred policy acquisition costs......    (21)       95     46
          Participating contracts................   (105)     (126)    21
          Policyholder dividend obligation.......    159        85     --
                                                  ------   -------  -----
              Net realized investment losses..... $  927   $  (418) $ (70)
                                                  ======   =======  =====

   Investment gains and losses have been reduced by (i) deferred policy acquisition amortization to the extent that such amortization results from investment gains and losses, (ii) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholder's accounts, and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Unrealized Investment Gains (Losses)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December 31,
                                                       -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Fixed maturities...................................... $ 2,971  $ 1,696  $(1,828)
Equity securities.....................................     606      744      875
Derivatives...........................................      71       --       --
Other invested assets.................................      58       58      153
                                                       -------  -------  -------
   Total..............................................   3,706    2,498     (800)
                                                       -------  -------  -------
Amounts allocable to:
   Future policy benefit loss recognition.............     (30)    (284)    (249)
   Deferred policy acquisition costs..................      (6)     113      709
   Participating contracts............................    (127)    (133)    (118)
   Policyholder dividend obligation...................    (707)    (385)      --
Deferred income taxes.................................  (1,037)    (626)     161
                                                       -------  -------  -------
   Total..............................................  (1,907)  (1,315)     503
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======

The changes in net unrealized investment gains
(losses) were as follows:

                                                        Years ended December 31,
                                                       -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Balance at January 1.................................. $ 1,183  $  (297) $ 1,540
Unrealized investment gains (losses) during the year..   1,390    3,298   (6,583)
Unrealized investment gains (losses) relating to:
   Future policy benefit gain (loss) recognition......     254      (35)   1,999
   Deferred policy acquisition costs..................    (128)    (596)   1,628
   Participating contracts............................       6      (15)      94
   Policyholder dividend obligation...................    (322)    (385)      --
Deferred income taxes.................................    (475)    (787)   1,025
Unrealized investment gains of subsidiary at date of
  sale, net of deferred income taxes..................    (109)      --       --
                                                       -------  -------  -------
Balance at December 31................................ $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======
Net change in unrealized investment gains (losses).... $   616  $ 1,480  $(1,837)
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2001 and 2000:

                                              2001                                 2000
                              ------------------------------------ ------------------------------------
                                                Current Market or                    Current Market or
                                                    Fair Value                           Fair Value
                              Carrying Notional ------------------ Carrying Notional ------------------
                               Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                              -------- -------- ------ ----------- -------- -------- ------ -----------
                                                        (Dollars in millions)
Financial futures............   $ --   $    --   $ --      $--       $23    $   254   $ 23      $--
Interest rate swaps..........     70     1,849     79        9        41      1,450     41        1
Floors.......................     11       325     11       --        --        325      3       --
Caps.........................      5     8,010      5       --        --     10,070     --       --
Foreign currency swaps.......    162     1,925    188       26        (1)     1,449    114       44
Exchange traded options......    (12)    1,857     --       12         1          9      1       --
Forward exchange contracts...      4        33      4       --        --         --     --       --
Written covered call options.     --        40     --       --        --         40     --       --
Credit default swaps.........     --       270     --       --        --         --     --       --
                                ----   -------   ----      ---       ---    -------   ----      ---
Total contractual commitments   $240   $14,309   $287      $47       $64    $13,597   $182      $45
                                ====   =======   ====      ===       ===    =======   ====      ===


   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2001 and 2000:

                                December 31, 2000           Terminations/ December 31, 2001
                                 Notional Amount  Additions  Maturities    Notional Amount
                                ----------------- --------- ------------- -----------------
                                                   (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures..............      $   254       $  507      $  761          $    --
Interest rate swaps............        1,450        1,166         767            1,849
Floors.........................          325           --          --              325
Caps...........................       10,070          150       2,210            8,010
Foreign currency swaps.........        1,449          659         183            1,925
Exchange traded options........            9        1,861          13            1,857
Forward exchange contracts.....           --          495         462               33
Written covered call options...           40        1,097       1,097               40
Credit default swaps...........           --          270          --              270
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======
BY STRATEGY
Liability hedging..............      $11,736       $  270      $2,972          $ 9,034
Invested asset hedging.........        1,607        5,046       1,378            5,275
Portfolio hedging..............          254          507         761               --
Anticipated transaction hedging           --          382         382               --
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2001:

                                                                      Remaining Life
                                                  -------------------------------------------------------
                                                  One Year   After One Year   After Five Years    After
                                                  or Less  Through Five Years Through Ten Years Ten Years  Total
                                                  -------- ------------------ ----------------- --------- -------
                                                                       (Dollars in millions)
Interest rate swaps..............................  $   95        $  627            $  955         $172    $ 1,849
Floors...........................................      --            --               325           --        325
Caps.............................................   3,720         4,270                20           --      8,010
Foreign currency swaps...........................      81           863               707          274      1,925
Exchange traded options..........................   1,857            --                --           --      1,857
Forward exchange contracts.......................      33            --                --           --         33
Written covered call options.....................      40            --                --           --         40
Credit default swaps.............................      15           255                --           --        270
                                                   ------        ------            ------         ----    -------
Total contractual commitments....................  $5,841        $6,015            $2,007         $446    $14,309
                                                   ======        ======            ======         ====    =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2001 and 2000:

                                2001                        2000
                     --------------------------- ---------------------------
                                Current Market            Current Market or
                                or Fair Value                 Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair Value...... $   228   $ 23      $ 1     $   212   $ 14      $ 8
    Cash Flow.......     585     62       21         442     32       27
    Not designated..  13,496    202       25      12,943    136       10
                     -------   ----      ---     -------   ----      ---
       Total........ $14,309   $287      $47     $13,597   $182      $45
                     =======   ====      ===     =======   ====      ===

   For the year ended December 31, 2001, the amount related to fair value and cash flow hedge ineffectiveness was insignificant and there were no discontinued fair value or cash flow hedges.

   For the years ended December 31, 2001, 2000 and 1999, the Company recognized net investment income of $32 million, $13 million and $0.3 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   For the years ended December 31, 2001, the Company recognized other comprehensive income of $39 million relating to the effective portion of cash flow hedges. At December 31, 2001, the accumulated amount in other comprehensive income relating to cash flow hedges was $71 million. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income primarily due to the SFAS No. 133 transition adjustment. During the next year, other comprehensive income of $17 million related to cash flow hedges is expected to be reclassified into net investment income. The reclassifications are recognized over the life of the hedged item.

   For the year ended December 31, 2001, the Company recognized net investment income of $24 million and net investment gains of $100 million from derivatives not designated as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................             3,027     3,027
   Mortgage loans on real estate.....................................            24,626    25,815
   Policy loans......................................................             7,894     7,894
   Short-term investments............................................             1,168     1,168
   Cash and cash equivalents.........................................             3,932     3,932
   Mortgage loan commitments.........................................   $532         --        (4)
Liabilities:
   Policyholder account balances.....................................            47,494    47,833
   Short-term debt...................................................               345       345
   Long-term debt....................................................             2,380     2,442
   Payable under securities loaned transactions......................            12,662    12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               276       276

                                                                      Notional Carrying Estimated
December 31, 2000                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $112,445  $112,445
   Equity securities.................................................             2,193     2,193
   Mortgage loans on real estate.....................................            21,951    22,847
   Policy loans......................................................             8,158     8,158
   Short-term investments............................................               930       930
   Cash and cash equivalents.........................................             3,419     3,419
   Mortgage loan commitments.........................................   $534         --        17
Liabilities:
   Policyholder account balances.....................................            43,196    42,958
   Short-term debt...................................................             1,085     1,085
   Long-term debt....................................................             3,406     3,306
   Payable under securities loaned transactions......................            12,301    12,301
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               118       118

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate and Mortgage Loan Commitments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign exchange contracts, caps, exchange-traded options and written covered call options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            December 31,
                                                   ------------------------------
                                                       Pension
                                                      Benefits     Other Benefits
                                                   --------------  --------------
                                                    2001    2000    2001    2000
                                                   ------  ------  ------  ------
                                                        (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year. $4,145  $3,737  $1,542  $1,483
   Service cost...................................    104      98      34      29
   Interest cost..................................    308     291     115     113
   Acquisitions and divestitures..................    (12)    107      --      37
   Actuarial losses...............................    169     176      66      59
   Curtailments and terminations..................    (49)     (3)      9       2
   Change in benefits.............................     29      (2)     --     (86)
   Benefits paid..................................   (268)   (259)    (97)    (95)
                                                   ------  ------  ------  ------
Projected benefit obligation at end of year.......  4,426   4,145   1,669   1,542
                                                   ------  ------  ------  ------
Change in plan assets:
Contract value of plan assets at beginning of year  4,619   4,726   1,318   1,199
   Actual return on plan assets...................   (201)     54     (49)    179
   Acquisitions and divestitures..................    (12)     79      --      --
   Employer and participant contributions.........     23      19       1       3
   Benefits paid..................................   (268)   (259)   (101)    (63)
                                                   ------  ------  ------  ------
Contract value of plan assets at end of year......  4,161   4,619   1,169   1,318
                                                   ------  ------  ------  ------
(Under) over funded...............................   (265)    474    (500)   (224)
Unrecognized net asset at transition..............     --     (31)     --      --
Unrecognized net actuarial losses (gains).........    693       2    (258)   (478)
Unrecognized prior service cost...................    116     109     (49)    (89)
                                                   ------  ------  ------  ------
Prepaid (accrued) benefit cost.................... $  544  $  554  $ (807) $ (791)
                                                   ======  ======  ======  ======
Qualified plan prepaid pension cost............... $  805  $  775
Non-qualified plan accrued pension cost...........   (323)   (263)
Unamortized prior service cost....................     16      14
Accumulated other comprehensive income............     46      28
                                                   ------  ------
Prepaid benefit cost.............................. $  544  $  554
                                                   ======  ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                               Non-Qualified
                                                              Qualified Plans      Plans           Total
                                                             ----------------  ------------  ----------------
                                                              2001     2000    2001   2000    2001     2000
                                                             -------  -------  -----  -----  -------  -------
                                                                           (Dollars in millions)
Aggregate projected benefit obligation...................... $(4,006) $(3,775) $(420) $(370) $(4,426) $(4,145)
Aggregate contract value of plan assets (principally Company
  contracts)................................................   4,161    4,619     --     --    4,161    4,619
                                                             -------  -------  -----  -----  -------  -------
Over (under) funded......................................... $   155  $   844  $(420) $(370) $  (265) $   474
                                                             =======  =======  =====  =====  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                               Pension Benefits   Other Benefits
                                             -------------------- ---------------
                                               2001       2000     2001    2000
                                             --------- ---------- ------- -------
Weighted average assumptions at December 31:
Discount rate............................... 6.9%-7.4% 6.9%-7.75% 6%-7.4% 6%-7.5%
Expected rate of return on plan assets......     8%-9%      8%-9%   6%-9%   6%-9%
Rate of compensation increase...............     4%-6%      4%-6%     N/A     N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                 December 31,
                                      -----------------------------------
                                                   2001              2000
                                      ------------------------------ ----
       Pre-Medicare eligible benefits 9.5% down to 5% over 10 years  6.5%
       Medicare eligible benefits.... 11.5% down to 5% over 10 years   6%

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 15        $ 12
Effect on accumulated postretirement benefit obligation    $137        $114

   The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                       -------------------  -----------------
                                       2001   2000   1999   2001   2000  1999
                                       -----  -----  -----  -----  ----  ----
                                                (Dollars in millions)
 Service cost......................... $ 104  $  98  $ 100  $  34  $ 29  $ 28
 Interest cost........................   308    291    271    115   113   107
 Expected return on plan assets.......  (402)  (420)  (363)  (108)  (97)  (89)
 Amortization of prior actuarial gains    (2)   (19)    (6)   (27)  (22)  (11)
 Curtailment (credit) cost............    21     (3)   (17)     6     2    10
                                       -----  -----  -----  -----  ----  ----
 Net periodic benefit (credit) cost... $  29  $ (53) $ (15) $  20  $ 25  $ 45
                                       =====  =====  =====  =====  ====  ====

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $64 million, $65 million and $45 million for the years ended December 31, 2001, 2000 and 1999, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transactions from April 1, 2000 through April 6, 2000 are not considered material).

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                             December 31,
                                                                                        ---------------------
                                                                                           2001       2000
                                                                                         -------     -------
                                                                                        (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits................................................................. $40,325     $39,415
Other policyholder funds...............................................................     321         278
Policyholder dividends payable.........................................................     757         740
Policyholder dividend obligation.......................................................     708         385
Payables under securities loaned transactions..........................................   3,350       3,268
Other..................................................................................      90          78
                                                                                         -------     -------
   Total closed block liabilities......................................................  45,551      44,164
                                                                                         -------     -------

ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $25,761 and
     $25,657, respectively)............................................................  26,331      25,634
   Equity securities, at fair value (amortized cost: $240 and $52, respectively).......     282          54
   Mortgage loans on real estate.......................................................   6,358       5,801
   Policy loans........................................................................   3,898       3,826
   Short-term investments..............................................................     170         223
   Other invested assets (amortized cost: $137 and $250, respectively).................     159         248
                                                                                         -------     -------
       Total investments...............................................................  37,198      35,786
Cash and cash equivalents..............................................................   1,119         661
Accrued investment income..............................................................     550         557
Deferred income tax receivable.........................................................   1,060       1,234
Premiums and other receivables.........................................................     244         158
                                                                                         -------     -------
   Total assets designated to the closed block.........................................  40,171      38,396
                                                                                         -------     -------
Excess of closed block liabilities over assets designated to to the closed block.......   5,380       5,768
                                                                                         -------     -------
Amounts included in accumulated other comprehensive income:
   Net unrealized investment gains (losses), net of deferred income tax expense
     (benefit) of $219 and $(9), respectively..........................................     389         (14)
   Unrealized derivative gains, net of deferred income taxes of $9.....................      17          --
   Allocated to policyholder dividend obligation, net of deferred income taxes of $255
     and $143, respectively............................................................    (453)       (242)
                                                                                         -------     -------
                                                                                            (47)       (256)
                                                                                         -------     -------
Maximum future earnings to be recognized from closed block assets and liabilities...... $ 5,333     $ 5,512
                                                                                         =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                                                               For the Period
                                                                                    For the    April 7, 2000
                                                                                   Year Ended     through
                                                                                  December 31,  December 31,
                                                                                      2001          2000
                                                                                  ------------ --------------
                                                                                     (Dollars in millions)
Balance at beginning of period (1)...............................................    $ 385          $ --
Change in policyholder dividend obligation before allocable net investment losses      159            85
Net investment losses............................................................     (159)          (85)
Change in unrealized investment and derivative gains.............................      323           385
                                                                                     -----          ----
Balance at end of period.........................................................    $ 708          $385
                                                                                     =====          ====

--------
(1) For the period ended at December 31, 2000, the beginning of the period is April 7, 2000. See Note 1 "Summary of Significant Accounting
    Policies--Demutualization."

   Closed block revenues and expenses were as follows:

                                                                                         For the Period
                                                                                         April 7, 2000
                                                                      For the Year Ended    through
                                                                         December 31,     December 31,
                                                                             2001             2000
                                                                      ------------------ --------------
                                                                            (Dollars in millions)
REVENUES
Premiums.............................................................       $3,658           $2,900
Net investment income................................................        2,711            1,949
Net investment losses (net of amounts allocable to the policyholder
  dividend obligation of $(159) and $(85), respectively).............          (20)            (150)
                                                                            ------           ------
   Total revenues....................................................        6,349            4,699
                                                                            ------           ------
EXPENSES
Policyholder benefits and claims.....................................        3,862            2,874
Policyholder dividends...............................................        1,544            1,132
Change in policyholder dividend obligation (excludes amounts directly
  related to net investment losses of $(159) and $(85), respectively)          159               85
Other expenses.......................................................          508              425
                                                                            ------           ------
   Total expenses....................................................        6,073            4,516
                                                                            ------           ------
Revenues net of expenses before income taxes.........................          276              183
Income taxes.........................................................           97               67
                                                                            ------           ------
Revenues net of expenses and income taxes............................       $  179           $  116
                                                                            ======           ======

   The change in maximum future earnings of the closed block was as follows:

                                                       For the Period
                                                       April 7, 2000
                                    For the Year Ended    through
                                       December 31,     December 31,
                                           2001             2000
                                    ------------------ --------------
                                          (Dollars in millions)
           Beginning of period.....       $5,512           $5,628
           End of period...........        5,333            5,512
                                          ------           ------
           Change during the period       $ (179)          $ (116)
                                          ======           ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million. For the year ended December 31, 2001, the closed block recognized net investment gains of $5 million primarily relating to non-speculative derivative uses that are permitted by the Department but that have not met the requirements of SFAS 133 to qualify for hedge accounting. Excluding the adoption adjustment, the changes in other comprehensive income were $6 million, net of taxes of $3 million, for the year ended December 31, 2001.

8.  Separate Accounts

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $48,912 million and $53,656 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $13,802 million and $16,594 million at December 31, 2001 and 2000, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $564 million, $667 million and $485 million for the years ended December 31, 2001, 2000 and 1999, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 7.0% and 6.9% at December 31, 2001 and 2000, respectively. The assets that support these liabilities were comprised of $11,888 million and $15,708 million in fixed maturities at December 31, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                          December 31,
                                                                                      ---------------------
                                                                                       2001       2000
                                                                                      ------     ------
                                                                                      (Dollars in millions)
Surplus notes, interest rates ranging from 6.30% to 7.80%, maturity dates ranging
  from 2003 to 2025.................................................................. $1,630     $1,630
Capital note, interest rate of 8% due 2005...........................................     --      1,006
Investment-related exchangeable debt, interest rate of 4.90% due 2002................    195        271
Fixed rate notes, interest rates ranging from 3.47% to 12.00%, maturity dates ranging
  from 2002 to 2019..................................................................     87        316
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging from
  2006 to 2011.......................................................................    298         98
Capital lease obligations............................................................     23         42
Other notes with varying interest rates..............................................    147         43
                                                                                      ------     ------
Total long-term debt.................................................................  2,380      3,406
Total short-term debt................................................................    345      1,085
                                                                                      ------     ------
   Total............................................................................. $2,725     $4,491
                                                                                      ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,250 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,250 million expiring in April of 2002). If these facilities are drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2001, there were no outstanding borrowings under either of the facilities. At December 31, 2001, $72 million in letters of credit from various banks were outstanding between Metropolitan Life and certain of its subsidiaries.

   Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $180 million (one facility of $140 million, one facility of $18 million and one facility of $22 million all expiring in 2005). At December 31, 2001 RGA had drawn approximately $24 million under these facilities at interest rates ranging from 4.40% to 4.97%. At December 31, 2001 $376 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

   In 2001, the Company retired a $1,006 million long-term debt capital note payable to the Holding Company.

   The issue of investment-related exchangeable debt is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $208 million in 2002, $441 million in 2003, $27 million in 2004, $272 million in 2005, $110 million in 2006 and $1,322 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and 6.6% and a weighted average maturity of 87 days and 44 days at December 31, 2001 and 2000, respectively. The Company also has other secured borrowings with a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $313 million, $417 million and $358 million for the years ended December 31, 2001, 2000 and 1999, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $118 million, net of unamortized discount of $7 million at December 31, 2001 and 2000. Interest expense on these instruments is included in other expenses and was $11 million for both the years ended December 31, 2001 and 2000, respectively.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discounted (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding at December 31, 2001 were $158 million, net of unamortized discount of $67 million.

11.  Commitments and Contingencies

  Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving litigation against Metropolitan Life involving certain alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates. Implementation of the settlement is substantially completed.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. The New England Mutual case, approved by the United States District Court for the District of Massachusetts in October 2000, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. Implementation of the New England Mutual class action settlement is substantially completed. The General American case, approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court in October 2001, involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. A petition for writ of certiorari to the United States Supreme Court has been filed by objectors to the settlement. Implementation of the General American class action settlement is proceeding.

   Metropolitan Life expects that the total cost of its class action settlement will be approximately $957 million. It is expected that the total cost of the New England Mutual class action settlement will be approximately $160 million. General American expects that the total cost of its class action settlement will be approximately $68 million.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2001, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 40 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to vigorously defend themselves against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In October 2001, the United States District Court for the Southern District of New York approved the settlement of a class action alleging improper sales abroad that was brought against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants. No appeal was filed and the settlement is being implemented.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   During 1998, Metropolitan Life purchased excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. The premium for the excess of loss reinsurance agreements was $529 million. These reinsurance agreements had a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. The coverage was in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. The excess of loss reinsurance agreements were amended in 2000 to transfer mortality risks under the Metropolitan Life class action settlement agreement. Recoveries have been made under the reinsurance agreements for the sales practices claims. Although there is no assurance that other reinsurance claim submissions will be paid, the Company believes payment is likely to occur. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2001, 2000 and 1999 would not be significant.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2001     2000    1999
                                                          -------  -------  -------
Asbestos personal injury claims at year end (approximate)  89,000   73,000   60,000
Number of new claims during year (approximate)...........  59,500   54,500   35,500
Settlement payments during year (dollars in millions)(1). $  90.7  $  71.1  $ 113.3

--------
(1) Settlement payments represent payments made during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

   During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims noted above. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

    . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

    . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

   Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. As a result of the excess insurance policies, $878 million was recorded as a recoverable at December 31, 2001, 2000 and 1999. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. It is likely that a claim will be made under the excess insurance policies in 2003 for a portion of the amounts paid with respect to asbestos litigation in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be deferred and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for asbestos-related claims. Estimates of the Company's asbestos exposure are very difficult to predict due to the limitations of available data and the substantial difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. Metropolitan Life is studying its recent claims experience, published literature regarding asbestos claims experience in the United States and numerous variables that can affect its asbestos liability exposure, including the recent bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the previously recorded asbestos liability. It is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  Property and Casualty Actions

   A purported class action suit involving policyholders in four states was filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. After the court denied plaintiffs' motion for class certification, the plaintiffs dismissed the lawsuit with prejudice. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company; a Texas trial court recently denied plaintiffs' motion for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. A two-plaintiff individual lawsuit brought in Alabama alleges that Metropolitan Property and Casualty Insurance Company and CCC, a valuation company, violated state law by failing to pay the proper valuation amount for a total loss. Total loss valuation methods also are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in August 2001 alleges that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. In addition, in Florida, Metropolitan Property and Casualty Insurance Company has been named in a class action alleging that it improperly established preferred provider organizations (hereinafter "PPO"). Other insurers have been named in both the Pennsylvania and the PPO cases. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. Metropolitan Life has moved to dismiss these consolidated cases on a variety of grounds. In addition, there remains a separate purported class action in New York state court in New York County that Metropolitan Life also has moved to dismiss. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life has moved to dismiss this case on a variety of grounds. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied on July 23, 2001. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. On July 9, 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. Plaintiffs have appealed to the United States Court of Appeals for the Second Circuit. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

  Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life, concerning

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES possible past race-conscious underwriting practices. Metropolitan Life is cooperating fully with that inquiry, which is ongoing. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. At the outset of discovery, Metropolitan Life moved for summary judgment on statute of limitations grounds. On June 27, 2001, the District Court denied that motion, citing, among other things, ongoing discovery on relevant subjects. The ruling does not prevent Metropolitan Life from continuing to pursue a statute of limitations defense. Plaintiffs have moved for certification of a class consisting of all non-Caucasian policyholders purportedly harmed by the practices alleged in the complaint. Metropolitan Life has opposed the class certification motion. Metropolitan Life has been involved in settlement discussions to resolve the regulatory examinations and the actions pending in the United States District Court for the Southern District of New York. In that connection, Metropolitan Life has recorded a $250 million pre-tax charge in the fourth quarter of 2001 as probable and estimable costs associated with the anticipated resolution of these matters.

   In the fall of 2001, 12 lawsuits were filed against Metropolitan Life on behalf of approximately 109 non-Caucasian plaintiffs in their individual capacities in state court in Tennessee. The complaints allege under state common law theories that Metropolitan Life discriminated against non-Caucasians in the sale, formation and administration of life insurance policies. The plaintiffs have stipulated that they do not seek and will not accept more than $74,000 per person if they prevail on their claims. Early in 2002, two individual actions were filed against Metropolitan Life in federal court in Alabama alleging both federal and state law claims of racial discrimination in connection with the sale of life insurance policies issued. Metropolitan Life is contesting vigorously plaintiffs' claims in the Tennessee and Alabama actions.

  Other

   In March 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   General American has received and responded to subpoenas for documents and other information from the office of the U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which unit was disbanded prior to Metropolitan Life's acquisition of General American. The subpoenas were issued as part of the Government's criminal investigation alleging that General American's former Medicare Unit engaged in improper billing and claims payment practices. The Government is also conducting a civil investigation under the federal False Claims Act. General American is cooperating fully with the Government's investigations.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   The Company has recorded, in other expenses, charges of $250 million, $15 million and $499 million for the years ended December 31, 2001, 2000 and 1999, respectively. The charge in 2001 relates to race-conscious underwriting and the charges in 2000 and 1999 relate to sales practice claims. The charge in 1999 was principally related to the settlement of the multi-district litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
   2002............................................. $  759   $11      $129
   2003.............................................    650    11       112
   2004.............................................    594    10        91
   2005.............................................    521    10        75
   2006.............................................    439    10        59
   Thereafter.......................................  1,669    16       134

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,898 million and $1,311 million at December 31, 2001 and 2000, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value was recorded as a capital contribution from the Holding Company. Total assets and total liabilities

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million, $509 million and $494 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   On July 2, 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specializes in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

   During the fourth quarter of 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee was considered part of the purchase price of GenAmerica. GenAmerica is a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock and 61.0% of the outstanding shares of Conning common stock. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2001 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 58%. On January 30, 2002, MetLife, Inc. and its affiliated companies announced their intention to purchase up to an additional $125 million of RGA's outstanding common stock, over an unspecified period of time. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001.

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

   The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                    Total Revenues Net Income
                                                    -------------- ----------
                                                      (Dollars in millions)
  Historical.......................................    $25,128        $617
  Pro forma (unaudited)............................    $28,973        $403

   The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis are as follows:

                                                    For the year ended
                                                     December 31, 2001
                                                   ---------------------
                                                                Net of
                                                   Amount     Income Tax
                                                   ------     ----------
                                                   (Dollars in millions)
           Institutional..........................  $399         $267
           Individual.............................    97           61
           Auto & Home............................     3            2
                                                    ----         ----
              Total...............................  $499         $330
                                                    ====         ====

   Institutional The charges to this segment include costs associated with exiting a business, including the write-off of goodwill, severance, severance-related expenses, and facility consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These initiatives will result in the elimination of approximately 450 positions. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively.

   Individual The charges to this segment include facility consolidation costs, severance and severance-related expenses, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. The costs were recorded in other expenses.

   Auto & Home The charges to this segment include severance and severance-related costs associated with the elimination of approximately 200 positions. The costs were recorded in other expenses.

   Although many of the underlying business initiatives were completed in 2001, a portion of the activity will continue into 2002. The liability as of December 31, 2001 was $295 million.

14.  Income Taxes

   The provision for income taxes was as follows:

                                                       Years ended
                                                      December 31 ,
                                                  ---------------------
                                                   2001     2000  1999
                                                  ----     -----  ----
                                                  (Dollars in millions)
          Current:
             Federal............................. $(22)    $(131) $608
             State and local.....................   (4)       34    24
             Foreign.............................   15         5     4
                                                   ----    -----  ----
                                                   (11)      (92)  636
                                                   ----    -----  ----
          Deferred:
             Federal.............................  814       555   (78)
             State and local.....................   32         8     2
             Foreign.............................    1         6    (2)
                                                   ----    -----  ----
                                                   847       569   (78)
                                                   ----    -----  ----
          Provision for income taxes............. $836     $ 477  $558
                                                   ====    =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                          Years ended
                                                         December 31,
                                                     ---------------------
                                                     2001      2000  1999
                                                     ----     -----  ----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $813     $ 499  $411
        Tax effect of:
           Tax exempt investment income.............  (82)      (52)  (39)
           Surplus tax..............................   --      (145)  125
           State and local income taxes.............   32        30    18
           Prior year taxes.........................   36       (37)  (31)
           Demutualization costs....................   --        21    56
           Payment to former Canadian policyholders.   --       114    --
           Sales of businesses......................    5        31    --
           Other, net...............................   32        16    18
                                                     ----     -----  ----
        Provision for income taxes.................. $836     $ 477  $558
                                                     ====     =====  ====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                         December 31,
                                                     ---------------------
                                                        2001        2000
                                                      -------      ------
                                                     (Dollars in millions)
        Deferred income tax assets:
           Policyholder liabilities and receivables. $ 3,033      $3,034
           Net operating losses.....................     318         258
           Employee benefits........................     123         167
           Litigation related.......................     279         232
           Other....................................     438         350
                                                      -------      ------
                                                       4,191       4,041
           Less: Valuation allowance................     114          78
                                                      -------      ------
                                                       4,077       3,963
                                                      -------      ------
        Deferred income tax liabilities:
           Investments..............................   2,053       1,329
           Deferred policy acquisition costs........   2,756       2,713
           Net unrealized investment gains..........   1,037         626
           Other....................................     124          37
                                                      -------      ------
                                                       5,970       4,705
                                                      -------      ------
        Net deferred income tax liability........... $(1,893)     $ (742)
                                                      =======      ======

   Domestic net operating loss carryforwards amount to $481 million at December 31, 2001 and expire in 2021. Foreign net operating loss carryforwards amount to $401 million at December 31, 2001 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $30 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   The Company is engaged in life reinsurance whereby it indemnifies other insurance companies for all or a portion of the insurance risk underwritten by the ceding companies.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                Years ended December 31,
                                               -------------------------
                                                2001     2000     1999
                                               -------  -------  -------
                                                 (Dollars in millions)
      Direct premiums......................... $16,257  $15,661  $13,249
      Reinsurance assumed.....................   2,786    2,858      484
      Reinsurance ceded.......................  (2,020)  (2,256)  (1,645)
                                               -------  -------  -------
      Net premiums............................ $17,023  $16,263  $12,088
                                               =======  =======  =======
         Reinsurance recoveries netted
           against policyholder benefits...... $ 1,816  $ 1,934  $ 1,626
                                               =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,260 million and $3,304 million at December 31, 2001 and 2000, respectively, including $1,356 million and $1,359 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $286 million and $225 million at December 31, 2001 and 2000, respectively.

   Premiums and other receivables includes reinsurance receivables due from Exeter Reassurance Company, Limited, a related party, of $644 million and $470 million at December 31, 2001 and 2000, respectively. Other policyholder funds includes reinsurance assumed from MIAC, a related party, of $778 million at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                Years ended December 31,
                                               -------------------------
                                                2001     2000     1999
                                               -------  -------  -------
                                                 (Dollars in millions)
       Balance at January 1................... $ 4,185  $ 3,789  $ 3,320
          Reinsurance recoverables............    (413)    (415)    (382)
                                               -------  -------  -------
       Net balance at January 1...............   3,772    3,374    2,938
                                               -------  -------  -------
       Acquisition of business................      --        2      204
                                               -------  -------  -------
       Incurred related to:
          Current year........................   4,213    3,766    3,129
          Prior years.........................     (34)    (111)     (16)
                                               -------  -------  -------
                                                 4,179    3,655    3,113
                                               -------  -------  -------
       Paid related to:
          Current year........................  (2,567)  (2,237)  (2,012)
          Prior years.........................  (1,239)  (1,022)    (869)
                                               -------  -------  -------
                                                (3,806)  (3,259)  (2,881)
                                               -------  -------  -------
       Net Balance at December 31.............   4,145    3,772    3,374
          Add: Reinsurance recoverables.......     423      413      415
                                               -------  -------  -------
       Balance at December 31................. $ 4,568  $ 4,185  $ 3,789
                                               =======  =======  =======

16.  Other Expenses

    Other expenses were comprised of the following:

                                                                                    Years Ended December 31,
                                                                                   -------------------------
                                                                                    2001     2000     1999
                                                                                   -------  -------  -------
                                                                                     (Dollars in millions)
Compensation...................................................................... $ 2,447  $ 2,712  $ 2,590
Commissions.......................................................................   1,649    1,638      872
Interest and debt issue costs.....................................................     312      436      405
Amortization of policy acquisition costs (excludes amortization of $21, $(95), and
  $(46), respectively, related to realized investment losses).....................   1,434    1,472      930
Capitalization of policy acquisition costs........................................  (2,018)  (1,805)  (1,160)
Rent, net of sublease income......................................................     280      230      172
Minority interest.................................................................      57      115       55
Other.............................................................................   3,303    3,133    2,598
                                                                                   -------  -------  -------
   Total other expenses........................................................... $ 7,464  $ 7,931  $ 6,462
                                                                                   =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2001, Metropolitan Life paid the Holding Company $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. For the year ended December 31, 2000, Metropolitan Life paid to the Holding Company $762 million in dividends for which prior insurance regulatory clearance was not required. At December 31, 2001, Metropolitan Life could pay the Holding Company a dividend of $546 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of MetLife common stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   The Company applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the Company utilizes the excess of market price over exercise price on the first date that both the number of shares and award price are known. For the year ended December 31, 2001, compensation expense for non-employees related to MetLife's Stock Incentive Plan and Directors Stock Plan was $1 million, which was recorded by the Company.

   Had compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the year ended December 31, 2001 would have been reduced to a pro forma amount of $1,468 million.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants in 2001: dividend yield of 0.68%, expected price variability of 31.60%, risk-free interest rate of 5.72% and expected duration ranging from 4 to 6 years.

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. In addition, New York State Statutory Accounting Practices do not provide for deferred income taxes. Statutory net income of Metropolitan Life, as filed with the Department, was $2,782 million, $1,027 million and $789 million for the years ended December 31, 2001, 2000 and 1999, respectively; statutory capital and surplus, as filed, was $5,358 million and $7,213 million at December 31, 2001 and 2000, respectively.

                                                                    December 31,
                                                             ---------------------
                                                                2001       2000
                                                              -------     -------
                                                             (Dollars in millions)
Statutory capital and surplus of insurance subsidiaries..... $ 5,358     $ 7,213
GAAP adjustments for:
   Future policy benefits and policyholder account balances.  (3,909)     (4,012)
   Deferred policy acquisition costs........................  10,169      10,061
   Deferred income taxes....................................  (1,800)       (381)
   Valuation of investments.................................   2,821       1,038
   Statutory asset valuation reserves.......................   3,870       3,347
   Statutory interest maintenance reserves..................     392         547
   Surplus notes............................................  (1,655)     (1,650)
   Other, net...............................................    (802)       (147)
                                                              -------     -------
Stockholder's Equity........................................ $14,444     $16,016
                                                              =======     =======

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2001     2000   1999
                                                                      -------   ------  -----
                                                                       (Dollars in millions)
Net change in statutory capital and surplus of insurance subsidiaries $(1,855)  $ (417) $ 242
GAAP adjustments for:
   Future policy benefits and policyholder account balances..........     899      152    556
   Deferred policy acquisition costs.................................     549      320    379
   Deferred income taxes.............................................    (848)    (614)   154
   Valuation of investments..........................................     149    1,339    473
   Statutory asset valuation reserves................................     551       88   (226)
   Statutory interest maintenance reserves...........................    (200)    (571)  (368)
   Dividends.........................................................   3,754      762     --
   Sale of subsidiary................................................    (808)      --     --
   Other, net........................................................    (704)    (110)  (593)
                                                                      -------   ------  -----
Net income........................................................... $ 1,487   $  949  $ 617
                                                                      =======   ======  =====

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance would have increased Metropolitan Life's statutory capital and surplus by approximately $1.5 billion. The adoption of the Codification, as modified by the Department, increased Metropolitan Life's statutory capital and surplus by approximately $84 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on Metropolitan Life's statutory surplus and capital.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income (Loss)

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                                 December 31,
                                                                                           -----------------------
                                                                                            2001    2000    1999
                                                                                           ------  ------  -------
                                                                                            (Dollars in millions)
Holding gains (losses) on investments arising during the year............................. $1,284  $2,807  $(6,314)
Income tax effect of holding gains or losses..............................................   (509)   (975)   2,262
Reclassification adjustments:
   Recognized holding losses included in current year income..............................    579     989       38
   Amortization of premium and discount on investments....................................   (475)   (498)    (307)
   Recognized holding losses allocated to other policyholder amounts......................    (33)    (54)     (67)
   Income tax effect......................................................................    (28)   (152)     120
Allocation of holding (gains) losses on investments relating to other policyholder amounts   (154)   (977)   3,788
Income tax effect of allocation of holding gains or losses to other policyholder amounts..     61     340   (1,357)
Unrealized investment gain of subsidiary at date of sale..................................   (173)     --       --
Deferred income taxes on unrealized investment gains of subsidiary at date of sale........     64      --       --
                                                                                           ------  ------  -------
Net unrealized investment gains (losses)..................................................    616   1,480   (1,837)
                                                                                           ------  ------  -------
Foreign currency translation adjustments arising during the year..........................    (58)     (6)      50
Foreign currency translation of subsidiary at date of sale................................     19      --       --
                                                                                           ------  ------  -------
Foreign currency translation adjustment...................................................    (39)     (6)      50
                                                                                           ------  ------  -------
Minimum pension liability adjustment......................................................    (18)     (9)      (7)
                                                                                           ------  ------  -------
Other comprehensive income (loss)......................................................... $  559  $1,465  $(1,794)
                                                                                           ======  ======  =======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of expenses associated with the anticipated resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

                                                                        Auto                            Corporate
    At or for the year ended                                             &       Asset                      &
       December 31, 2001          Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------      ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums.........................  $  4,559     $ 7,288      $1,680    $2,755     $ --       $  788      $   (47) $ 17,023
Universal life and investment-
  type product policy fees.......     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,455       4,161         349       200       71          256          299    11,791
Other revenues...................       495         649          35        22      198           16          117     1,532
Net investment gains (losses)....       826         (15)        (10)      (17)      25          (16)         134       927
Policyholder benefits and claims.     5,228       8,924       1,386     2,121       --          632          (26)   18,265
Interest credited to policyholder
  account balances...............     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     3,004       1,907         481       800      252          315          705     7,464
Income (loss) before provision
  for income taxes...............     1,731         573          65        39       42           50         (177)    2,323
Net income (loss)................     1,086         383          39        41       27           16         (105)    1,487
Total assets.....................   126,655      89,620       7,036     4,581      256        3,385       16,211   247,744
Deferred policy acquisition costs     8,451         509       1,052       179       --          263           17    10,471
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    83,783      52,035       4,626     2,610       --        1,987          846   145,887
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

                                                                       Auto                            Corporate
    At or for the year ended                                            &       Asset                      &
       December 31, 2000         Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------     ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums........................  $  4,673     $ 6,900      $1,396    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
  type product policy fees......     1,221         547          --        --       --           53           (1)    1,820
Net investment income...........     6,475       3,959         368       194       90          254          433    11,773
Other revenues..................       650         650          29        40      760            9          121     2,259
Net investment gains (losses)...       227        (475)         (2)      (20)      --           18         (166)     (418)
Policyholder benefits and claims     5,054       8,178       1,045     2,005       --          562           91    16,935
Interest credited to
  policyholder account balances.     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends..........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
  policyholders.................        --          --          --        --       --          327           --       327
Demutualization costs...........        --          --          --        --       --           --          230       230
Other expenses..................     3,323       1,730         506       827      784          292          469     7,931
Income (loss) before provision
  for income taxes..............     1,447         459         116        18       66         (275)        (405)    1,426
Net income (loss)...............       920         307          68        30       34         (285)        (125)      949
Total assets....................   132,433      89,725       6,386     4,511      418        5,119       15,130   253,722
Deferred policy acquisition
  costs.........................     8,610         446         910       176       --          354            1    10,497
Separate account assets.........    34,860      33,918          28        --       --        1,491          (47)   70,250
Policyholder liabilities........    84,049      49,669       4,389     2,559       --        2,435         (544)  142,557
Separate account liabilities....    34,860      33,918          28        --       --        1,491          (47)   70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                         Auto                           Corporate
        For the year ended                                                &      Asset                      &
          December 31, 1999        Individual Institutional Reinsurance  Home  Management International   Other    Total
          --------------           ---------- ------------- ----------- ------ ---------- ------------- --------- -------
                                                                    (Dollars in millions)
Premiums..........................   $4,289      $5,525         $--     $1,751    $ --        $523        $  --   $12,088
Universal life and investment--
  type product policy fees........      888         502          --         --      --          43           --     1,433
Net investment income.............    5,346       3,755          --        103      80         206          326     9,816
Other revenues....................      381         609          --         21     803          12           35     1,861
Net investment (losses) gains.....      (14)        (31)         --          1      --           1          (27)      (70)
Policyholder benefits and claims..    4,625       6,712          --      1,301      --         458            4    13,100
Interest credited to policyholder
  account balances................    1,359       1,030          --         --      --          52           --     2,441
Policyholder dividends............    1,509         159          --         --      --          22           --     1,690
Demutualization costs.............       --          --          --         --      --          --          260       260
Other expenses....................    2,542       1,569          --        514     795         248          794     6,462
Income (loss) before provision for
  income taxes....................      855         890          --         61      88           5         (724)    1,175
Net income (loss).................      555         567          --         56      51          21         (633)      617

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, the Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million and $48 million for the years ended December 31, 2000 and 1999, respectively. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition in 2000, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual segment.

   The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Exeter has been reported as a component of the Individual segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

   The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September 1999.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the years ended December 31, 2000 and 1999. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,065 million, $30,703 million and $24,343 million for the years ended December 31, 2001, 2000 and 1999, respectively, which represented 97% each year, of consolidated revenues.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      -----------------------------------



PART C.   OTHER INFORMATION
          -----------------

ITEM 28.  Financial Statements and Exhibits
          ---------------------------------

    (a)   Financial Statements

    (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-3:


          Statement of Assets and Liabilities as of December 31, 2001.

          Statement of Operations for the year ended December 31, 2001.

          Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000.

          Statement of Supplementary Information - Selected Per Unit Data and Ratios for the years ended December 31, 2001, 2000, 1999, 1998 and 1997.

          Notes to Financial Statements.

          Portfolio of Investments as of December 31, 2001.

    (2) The following financial statements of the MetLife Stock Index Portfolio, a portfolio of Metropolitan Series Fund, Inc., are included in Part B of this Post-Effective Amendment on Form N-3:)

          Statement of Assets and Liabilities as of December 31, 2001.

          Statement of Operations for the year ended December 31, 2001.

          Statement of Changes in Net Assets for the years ended December 31, 2001 and 2000.

          Financial Highlights for the years ended December 31, 2001, 2000, 1999, 1998 and 1997.

          Notes to Financial Statements.

          Investments as of December 31, 2001.

    (3) The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-3:

          Consolidated Balance Sheets as of December 31, 2001 and 2000.

          Consolidated Statements of Income for the years ended December 31, 2001, 2000 and 1999.

          Consolidated Statements of Equity for the years ended December 31, 2001, 2000 and 1999.

          Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999.


    Notes to Consolidated Financial Statements.

    (b)   Exhibits

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund (adopted on November 15, 1967 and April 16, 1969) are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

          (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account (adopted on May 28, 1996) are incorporated herein by reference to the Registration Statement on Form N-3
          (No. 333-11137) filed on August 30, 1996.

    (2) (i) Amended and Restated Rules and Regulations of the Fund, effective October 23, 1996, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

          (ii) Amended and Restated Rules and Regulations of the Fund, effective July 28, 1999, are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-3
          (File No.333- 11137) filed on April 28, 2000.

    (3) (i) Form of Safekeeping Agreement between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on
          Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Custodian Fee Schedule between the Fund and State Stree Bank and Trust Company (March 1979) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on
          Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (iii) Additional Form of Safekeeping and Services Agreement (March
          1979) and Amendment to Agreement (1982) between the Fund and State Stree Bank and Trust Company (March 1979) are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

    (4)   None.

    (5) Distribution Agreement between New England Securities Corporation and the Fund, dated August 19, 1996, is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of Variable Annuity Contract (V2-70A) is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Additional Forms of Variable Annuity Contracts (V1-70A, V3-70A, V4-70A, V5-70A, V6-70A and V7-70A) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iii) Form of Endorsement: Tax-Sheltered Annuity (P-955-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iv) Form of Endorsement: Individual Retirement Annuity (P-624-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

                                     III-2

          (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (vi) Form of Endorsement: Settlement Option Table (P-835-84) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 26, 1999.

    (7) Forms of Application (3) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company, effective April 26, 1990, are incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company (effective in 1999) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

          (iv) Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 25, 2001.

          (v) Amended and Restated By-Laws of Metropolitan Life Insurance Company, approved June 27, 2000 (effective August 21, 2000) is incorporated herein by reference to the initial Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-83716) filed as Exhibit (6)(b) on March 5, 2002.

    (9)   None.

    (10)  None.


    (11) (i) Form of Administrative Agreement by and between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Administrative Services Agreement between Metropolitan Life Insurance Company and New England Variable Life Insurance Company, effective July 1, 1996, is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.


    (12) Opinion and Consent of Christopher P. Nicholas, Esq. (MLIC) filed herewith.

    (13)  (i)  Consent of Deloitte & Touche LLP filed herewith.

          (ii) Consent of Ropes & Gray filed herewith.

    (14)  None.

    (15)  None.

                                     III-3

    (16) Schedule of Computation of Performance Quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17) (i) Code of Ethics of the Fund adopted October 27, 1999; and Code of Ethics of New England Securities Corporation, principal underwriter, are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

          (ii) Code of Ethics of the Fund, adopted August 3, 2000, is incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-3 (File No. 333-11137)filed on April 23, 2001.


          (iii) Code of Ethics of Metropolitian Series Fund, Inc. is incorporated herein by reference to Metropolitian Series Fund, Inc's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-80751) filed on January 29, 2001.

          (iv) Code of Ethics of MetLife Advisers, LLC is incorporated herein by reference to Metropolitan Series Fund, Inc's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-80751) filed on April 4, 2001.

    (18)  Powers of Attorney.

          (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.

          (ii) Board of Managers of the Fund is incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 23, 2001.

ITEM 29.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY




        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant

Curtis H. Barnette                           Director                         None
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue
Martin Tower 101
Bethlehem, PA  18016-7699


                                     III-4



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Robert H. Benmosche                 Chairman of the Board, President,           None
MetLife, Inc. and                      Chief Executive Officer
Metropolitan Life Insurance            and Director
Company
One Madison Avenue
New York, NY 10010

Gerald Clark                         Vice-Chairman of the Board,               None
MetLife, Inc. and                       Chief Investment Officer
Metropolitan Life Insurance             and Director
Company
One Madison Avenue
New York, NY 10010

John C. Danforth                                Director                       None
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.                             Director                       None
Retired Chairman of the Board
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Carlsbad, CA 92018

James R. Houghton                               Director                       None
Chairman of the Board Emeritus
Corning Incorporated
80 East Market Street, 2nd Floor
Corning, NY 14830

Harry P. Kamen                                  Director                       None
Retired Chairman of the Board
and Chief Executive Officer
Metropolitan Life Insurance
Company
200 Park Avenue, Suite 5700
New York, NY 10166


                                     III-5



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Helene L. Kaplan                             Director                             None
Of Counsel
Skadden, Arps Slate
Meagher & Flom LLP
Four Times Square
New York, NY   10036

Catherine R. Kinney                          Director                             None
Group Executive Vice President
Co-Chief Operating Officer
President and Executive Vice Chairman
New York Stock Exchange, Inc.
11 Wall Street, 6th Floor
New York, NY  10005

Charles M. Leighton                          Director                             None
Retired Chairman of the Board
and Chief Executive Officer
CML Group, Inc.
51 Vaugh Hill Road
Bolton, MA  01740

Stewart G. Nagler                    Vice-Chairman of the Board,                  None
MetLife, Inc. and                        Chief Financial Officer
Metropolitan Life Insurance              and Director
Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                             Director                          None
Retired Chairman
and Chief Executive Officer
New York Stock Exchange, Inc.
P.O. Box 524
Locust Valley, NY  11560

Hugh B. Price                                   Director                          None
President and Chief Executive
Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005


                                     III-6



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
William C. Steere, Jr.                       Director                   None
Chairman of the Board
Pfizer Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company ("Metropolitan Life"). The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


             Name                            Position with Company              Position with Registrant
Gary A. Beller                   Senior Executive Vice-President and General              None
                                 Counsel

Robert H. Benmosche              Chairman of the Board, President, Chief                  None
                                 Executive Officer and Director

James M. Benson                  President, Individual Business; Chairman                 None
                                 of the Board, Chief Executive Officer
                                 and President, New England Life Insurance
                                 Company; Chairman, President and Chief
                                 Executive Officer, GenAmerica Financial
                                 Corporation

Gwenn L. Carr                    Vice-President and Secretary                             None

Daniel J. Cavanagh               Executive Vice-President                                 None

Gerald Clark                     Vice-Chairman of the Board, Chief                        None
                                 Investment Officer and Director

C. Robert Henrikson              President, Institutional Business                        None

Jeffrey J. Hodgman               Executive Vice-President                                 None

Kernan F. King                   Executive Vice-President                                 None

Terence I. Lennon                Executive Vice-President                                 None


Stewart G. Nagler                Vice-Chairman of the Board, Chief                        None
                                 Financial Officer and Director



                                     III-7



             Name                            Position with Company              Position with Registrant
Catherine A. Rein                Senior Executive Vice-President; President               None
                                 and Chief Executive Officer of MetLife
                                 Auto & Home

Stanley J. Talbi                 Senior Vice-President and Chief Actuary                  None
William J. Toppeta               President, International
Lisa M. Weber                    Senior Executive Vice-President                          None
                                 and Chief Administrative Officer
Judy E. Weiss                    Executive Vice-President                                 None
Anthony J. Williamson            Senior Vice President and Treasurer                      None
Virginia M. Wilson               Senior Vice-President and Controller                     None


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.


     The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:



                                     III-8

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 31.   Number of Contractowners

As of March 31, 2002, there were 527 owners of tax-qualified contracts and 107 owners of non-qualified contracts offered by Registrant (to be supplied by Amendment).

Item 32.  Indemnification

Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

"The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or


                                     III-9
reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause
(c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and an "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 33.  Business and Other Connections of Investment Adviser

Not applicable.



                                    III-10

Item 34. Principal Underwriters

    (a) New England Securities Corporation also serves as principal underwriter for:

           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


             Name                    Positions and Offices with          Positions and Offices with
                                       Principal Underwriter                     Registrant
Thomas W. McConnell*            Chairman of the Board of Directors,                 None
                                President, and Chief Executive Officer
Steven J. Brash***              Assistant Treasurer                                 None
Mary M. Diggins**               Vice President, General Counsel,                    None
                                Secretary and Clerk
Johannes Etwaroo*               Vice President of Operations                        None
Thom A. Faria**                 Director                                            None
Anne M. Goggin**                Director                                            Chairman of the
                                                                                    Board of Managers,
                                                                                    President, Chief Executive
                                                                                    Officer and Manager
David Decker****                Vice President                                      None
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman**            Vice President                                      None
Rebecca Kovatch*                Field Vice President                                None
Joanne Logue**                  Vice President                                      None
Genevieve Martin*               Field Vice President                                None
Sean McNamara*****              Assistant Vice President                            None
James Reynolds*                 Vice President and Chief Financial
                                Officer                                             None
Robert F. Regan**               Vice President                                      None
Jonathan M. Rozek*              Vice President                                      None
Bette Skandalis**               Vice President                                      None
Michael E. Toland*              Vice President, Treasurer, Chief                    None
                                Compliance Officer, Assistant
                                Secretary and Assistant Clerk



                                     III-11

Principal Business Address:       * 399 Boylston Street, Boston, MA 02116
                                 ** 501 Boylston Street, Boston, MA 02116
                                *** MetLife - One Madison Avenue, New York, NY 10010
                               **** MetLife - 260 Madison Avenue, New York, NY 10016
                              ***** MetLife - 485-E US Highway South, Iselin, NJ 08830
                                ---------------------------------------------



(c)

       (1)                    (2)                     (3)                    (4)                  (5)

                        Net Underwriting          Compensation
 Name of Principal        Discounts and           Redemption or           Brokerage
 Underwriter               Commissions            Annuitization          Commissions        Other Compensation
New England
 Securities                $2,409                         0                      0                    0
 Corporation


Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  New England Life Insurance Company
          501 Boylston Street
          Boston, Massachusetts 02116

     (c)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (d)  New England Securities Corporation
          399 Boylston Street
          Boston, Massachusetts 02116



                                    III-12

Item 36. Management Services

         Not applicable

Item 37. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                    III-13

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this registration statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 25th day of April, 2002.


                                       NEW ENGLAND VARIABLE ANNUITY FUND I



                                       By:  /s/ Anne M. Goggin
                                            ------------------
                                            Anne M. Goggin
                                            Chairman of the Board of Managers


     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2002.



               Signature                                 Title
     *                                        Chairman of the Board of Managers, President,
----------------------------------------      Chief Executive Officer and Manager
Anne M. Goggin


     *                                        Manager
----------------------------------------
John J. Arena

     *                                        Manager
----------------------------------------
Edward J. Benjamin

     *                                        Manager
----------------------------------------
Mary Ann Brown

     *                                        Manager
----------------------------------------
John W. Flynn

     *                                        Manager
----------------------------------------
Nancy Hawthorne





                                    III-14


           Signature                            Title

     *                                 Manager
-----------------------------------
John T. Ludes

     *                                 Manager
-----------------------------------
Dale Rogers Marshall






By: /s/  Michele H. Abate
    -----------------------
    Michele H. Abate
    Attorney-in-fact
    April 25, 2002


* New England Variable Annuity Fund I. Executed by Michele H. Abate, Esq. on behalf of those indicated pursuant to Powers of Attorney which is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-3 (File No. 333-11137) filed on
    April 23, 2001.



                                    III-15

                                   SIGNATURES



       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Metropolitan Life Insurance Company, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 25th day of April, 2002.


                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By:  /s/  Gary A. Beller, Esq.
                                          ------------------------
                                          Gary A. Beller, Esq.
                                          Senior Executive Vice President
                                          and General Counsel


Attest:  /s/  James D. Gaughan
         ----------------------
         James D. Gaughan
         Assistant Secretary



       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2002.



               Signature                                 Title

        *                                        Chairman of the Board, President,
------------------------------------                 Chief Executive Officer
   Robert H. Benmosche                                   and Director


        *                                           Vice-Chairman of the Board,
------------------------------------             Chief Financial Officer (Principal
   Stewart G. Nagler                              Financial Officer) and Director


        *                                           Senior Vice President and
------------------------------------            Controller (Principal Accounting
   Virginia M. Wilson                                      Officer)

        *                                                   Director
------------------------------------
   Curtis H. Barnette


                                    III-16


               Signature                                 Title
        *                                           Vice-Chairman of the Board,
------------------------------------                 Chief Investment Officer
   Gerald Clark                                          and Director

        *                                                   Director
------------------------------------
   John C. Danforth

        *                                                   Director
------------------------------------
   Burton A. Dole, Jr.

        *                                                   Director
------------------------------------
   James R. Houghton

        *                                                   Director
------------------------------------
   Harry P. Kamen

        *                                                   Director
------------------------------------
   Helene L. Kaplan

                                                            Director
------------------------------------
   Catherine R. Kinney

        *                                                   Director
------------------------------------
   Charles M. Leighton

        *                                                   Director
------------------------------------
   John J. Phelan, Jr.

        *                                                   Director
------------------------------------
   Hugh B. Price


                                    III-17


               Signature                                 Title

         *                                                  Director
-------------------------------------------
  William C. Steere, Jr.




/s/  Christopher P. Nicholas
-------------------------------------------
Christopher P. Nicholas
Attorney-in-fact
April 25, 2002


* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney which are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.


                                    III-18

                                  Exhibit Index
                                  -------------


(12) Opinion and Consent of Christopher P. Nicholas, Esq.

(13)(i) Consent of Deloitte & Touche LLP.

(13)(ii) Consent of Ropes & Gray.